UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6622
                                                     ---------------------

                    Nuveen Select Tax-Free Income Portfolio 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
March 31, 2008

Nuveen Investments
MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

   NUVEEN SELECT
   TAX-FREE
   INCOME PORTFOLIO
   NXP

   NUVEEN SELECT
   TAX-FREE INCOME
   PORTFOLIO 2
   NXQ

   NUVEEN SELECT
   TAX-FREE INCOME
   PORTFOLIO 3
   NXR

   NUVEEN CALIFORNIA
   SELECT TAX-FREE
   INCOME PORTFOLIO
   NXC

   NUVEEN NEW YORK
   SELECT TAX-FREE
   INCOME PORTFOLIO
   NXN


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD
May 15, 2008

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds

NXP, NXQ, NXR, NXC, NXN

Portfolio managers Tom Spalding, Scott Romans, and Cathryn Steeves examine economic and municipal market conditions at the national and state levels, key investment strategies, and the annual performance of the Nuveen Select Portfolios. With 33 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003, while Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NXN in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MARCH 31, 2008?

During this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity and a flight to quality. These trends began to take shape during the summer of 2007. The changes became particularly evident in August 2007, when market concerns about defaults on sub- prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the Fed Funds rate by 300 basis points--from 5.25% to 2.25%--in seven months, including reductions of 125 basis points in January 2008 alone. (On April 30, 2008, following the close of this reporting period, the Fed reduced this target rate by another 25 basis points, to 2.00%.)

The Fed's actions also were a response to increased signs of weakness in the U.S. economy, as evidenced by the slowing growth of the U.S. gross domestic product (GDP), a closely watched measure of economic growth. While the GDP expanded at 3.8% in the second quarter and 4.9% in the third quarter of 2007, this measure dropped sharply to 0.6% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2008, GDP growth remained at an annual rate of 0.6%, restrained by a 27% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy, agricultural, and commodities prices, the Consumer Price Index (CPI) registered a 4.0% year-over-year gain as of March 2008, while the increase in this inflation gauge for the first three months of 2008 was an annualized 3.1%. The core CPI (which excludes food and energy prices) rose 2.4% between April 2007 and March 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs created since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for March 2008 was 5.1%, up from 4.4% in March 2007.




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. Because some investors were avoiding exposure to such insurers, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already experiencing lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. Between April 1, 2007, and March 31, 2008, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, rose 76 basis points to 5.24%, its highest level since July 2006. By comparison, the yield on the benchmark 10-year U.S. Treasury note dropped more than 120 basis points to end the reporting period at 3.43%. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended March 2008, municipal bond issuance nationwide totaled $451.1 billion, an increase of 2% from the previous twelve months. During the first three months of 2008, municipal issuance was off sharply from the record pace seen in 2007, as $80.3 billion in new securities came to market, down 25% from the same period in 2007. In the first quarter of 2008, insured bonds comprised 27% of new supply, compared with 51% during the first quarter of 2007. Despite disruptions in the markets, new municipal issuance continued to be met with good demand by institutional and retail buyers as well as non-traditional buyers returning to the market at the end of this period.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA AND NEW YORK DURING THIS PERIOD?

California's economy continued to be relatively diverse, with international trade, technology, tourism, finance, and defense serving as key drivers. Given strong global demand for technology products, the long-term economic outlook for the state remained positive. However, California was among the states hardest hit by the sub-prime mortgage crisis, and the resultant weakness in housing and financial services impacted consumer spending and retail sales, slowing the state's economy significantly. As of March 2008, California's unemployment rate was 6.2%, up from 5.0% in March 2007, the highest level since July 2004. The state's budget continued to be structurally unbalanced, and the economic slowdown, housing market declines, deterioration in household wealth, and the associated impact on tax revenues aggravated this situation. A recent shortfall in the fiscal 2008 budget was addressed through further cuts and the issuance of the final $3.2 billion of economic recovery bonds. As of March 2008, Moody's, Standard & Poor's (S&P), and Fitch maintained their ratings on California's general obligation (GO) debt at A1, A+, and A+, respectively. Both Moody's and S&P maintained stable outlooks for the state.

For the twelve months ended March 31, 2008, municipal issuance in California totaled $71.1 billion, a increase of 13% from the previous twelve months. During the first three months of 2008, supply of new issuance in the state was down 39% from January-March 2007 levels, to $12.8 billion. California continued to rank as the largest state issuer in the nation for both time periods.

In New York, the economy continued to be led by financial services, education and health, professional and business services, retail trade and government. Although the heavy concentration of financial jobs in the state has declined since the early 1990s, New York's economy remained highly dependent on the financial services sector. Fallout from the sub-prime mortgage crisis led to layoffs in financial services and a slower hiring outlook for the financial industry in New York City, while the upstate area continued to experience losses in the manufacturing sector. In March 2008, unemployment in New York was 4.8%, up from 4.4% in March 2007. New York's state budget remained extremely sensitive to fluctuations in the financial services industry, with most of the state's general fund receipts generated by personal income taxes, which continued to be heavily dependent on high-income Wall Street employment and capital gains. As of March 2008, New York State general obligation bonds were rated Aa3 by Moody's, AA by S&P, and AA- by Fitch. Both Moody's and S&P maintained stable outlooks for the state.

For the twelve months ended March 31, 2008, municipal issuance in New York totaled $38 billion, an increase of 8% from the previous twelve months. The first three months of 2008 saw a larger increase in state supply, with $9.6 billion in new issuance, up 28% from the first quarter of 2007. This relatively robust issuance was easily absorbed by healthy retail demand. For both periods, New York ranked third in the nation, following California and Texas, in terms of municipal issuance.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THIS REPORTING PERIOD?

During this period, the municipal market was characterized by volatility, lack of liquidity and a steepening yield curve. As the market moved from rally to slump and back again, we sought to capitalize on this environment by tailoring our investment strategies appropriately. Overall, the Portfolios were well structured going into this period relative to their benchmarks and strategic guidelines. This enabled us to focus on finding opportunities rather than on restructuring. When interest rates were low, we continued to invest conservatively by purchasing defensive, high credit quality bonds that we believed would hold their value well when interest rates eventually rose. When disruptions in the financial markets triggered a backup in interest rates and the market discounted lower-quality and higher-yielding bonds, we took a more opportunistic approach to investing. This often meant selling the Portfolios' higher-rated defensive positions at attractive prices and buying lower-rated bonds at attractive levels relative to their credit quality or taking positions in higher-yielding bonds to capture the yield advantage of the increase in rates.

In NXC and NXN, we took advantage of health care opportunities to add uninsured, lower-rated credits when the market discounted lower-quality and higher-yielding bonds. This marked the first time in a while that we found bonds of this type at attractive levels relative to their credit quality. California, in particular, saw a great deal of this type of issuance due to seismic retrofit requirements for hospitals and other medical facilities. In NXN, we also purchased a small position in auction rate bonds at attractive yields. Auction rate bonds are short-term securities whose interest payments are adjusted periodically through an auction process, which typically also serves as a means for buying and selling.

In addition to selling higher-rated defensive positions when yields rose, we selectively sold holdings with shorter durations(1) at attractive prices. In NXC and NXN, we took advantage of strong bids to sell some sub-5% coupon bonds that were attractive to the retail market. We also found some opportunities, particularly in the national Portfolios, to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process enabled us to maintain the Portfolios' current portfolio characteristics while strengthening their future income streams.

We also continued to emphasize a disciplined approach to duration management. As part of our duration strategies, we used inverse floating rate securities,(2) a type of derivative financial instrument, in all the Portfolios. Inverse floaters typically provide the dual benefit of bringing the Portfolios' durations closer to our strategic target and enhancing their income-generation capabilities. NXN also used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage the net asset value
(NAV) volatility of this Portfolio without having a negative impact on NXN's income stream or common share dividends over the short term.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Portfolios invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 3/31/08

National Portfolios                          1-Year       5-Year      10-Year

NXP                                          1.83%        4.42%        4.76%
NXQ                                         -0.24%        4.10%        4.42%
NXR                                          1.42%        4.42%        4.60%

Lehman Brothers
Municipal Bond Index(3)                      1.90%        3.92%        4.99%

Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average(4)                                  -1.34%        4.35%        4.45%

California Portfolio
NXC                                          0.05%        4.19%        4.45%

Lehman Brothers
CA Tax-Exempt
Bond Index(3)                                0.93%        4.05%        4.99%

Lipper CA
Municipal Debt Funds
Average(4)                                  -3.95%        4.67%        4.96%

New York Portfolio
NXN                                          0.94%        3.86%        4.37%

Lehman Brothers
NY Tax-Exempt
Bond Index(3)                                2.55%        3.94%        5.03%

Lipper NY
Municipal Debt Funds
Average(4)                                  -3.44%        4.60%        4.91%


For the twelve months ended March 31, 2008, the total returns on NAV for NXP, NXQ and NXR trailed the return on the Lehman Brothers Municipal Bond Index, to varying degrees, and NXC and NXN lagged the returns on the Lehman Brothers Tax-Exempt Bond Indexes for California and New York, respectively. At the same time, all five of these Portfolios outperformed the average returns for their respective Lipper peer groups.



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Portfolio in this report.

(3) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. The Lehman Brothers Tax-Exempt Bond Indexes for California and New York are also unleveraged and unmanaged and comprise a broad range of municipal bonds issued in California and New York, respectively. Results for the Lehman indexes do not reflect any expenses.

(4) Each of the Lipper Municipal Debt Funds Averages shown are calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged Municipal Debt Funds Average, 1 year, 8 funds; 5 years, 7 funds; and 10 years, 7 funds; Lipper California Municipal Debt Funds Average, 1 year, 24 funds; 5 years, 24 funds; and 10 years, 12 funds; and Lipper New York Municipal Debt Funds Average, 1 year, 17 funds; 5 years, 16 funds; and 10 years, 6 funds. Portfolio and Lipper returns assume reinvestment of dividends.

Key factors that influenced the Portfolios' returns included duration and yield curve positioning, credit exposure and sector allocations, use of derivatives and holdings of bonds backed by certain municipal bond insurers.

Bonds in the Lehman Brothers Municipal Bond Index with maturities of eight years or less, especially those maturing in two to six years, benefited the most from changes in the interest rate environment. As a result, these shorter maturity bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns. While the Portfolios generally were underexposed to the outperforming shorter end of the yield curve, they also were relatively underweighted in poorly performing longer-maturity bonds. Among the national Portfolios, NXP had the shortest duration, while NXC's duration was the longest.

As mentioned earlier, NXN used forward interest rate swaps to synthetically extend its duration and move the Portfolio closer to our strategic duration target. Despite the fact that longer duration instruments generally performed poorly, the use of forward interest rate swaps had a positive impact on NXN's return performance. This was due to the fact that the interest rate swaps provided exposure to taxable markets during a period when, in contrast to historical trends, the Treasury market and the municipal market moved in the opposite directions. As municipal market performance lagged the significant gains made by Treasuries, the interest rate swaps performed very well. However, the inverse floaters used by all the Funds had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Portfolios' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. At the same time, the inverse floaters also benefited the Portfolios by helping to support their income streams.

Overall, bonds with higher credit quality outperformed lower quality credits and the performances of these Portfolios generally benefited from their substantial holdings of bonds rated AAA. The underperformance of the lower quality sector was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. As of March 31, 2008, the national Portfolios' holdings of bonds rated BBB or lower and non-rated bonds ranged from 7% to 13% of their portfolios, which was slightly higher than the weighting of these bonds in the Lehman Brothers Municipal Bond Index. The Portfolios' relatively small proportion of sub-investment grade and non-rated bonds helped to limit the negative impact of these holdings. NXC and NXP held 13% of their portfolios in lower-rated credit quality sectors, while NXN's allocation to these bonds was 7%.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. In addition, the housing sector also performed poorly. NXQ's performance was also impacted by a negative credit event involving its holdings of Ambac-insured bonds issued for the Las Vegas monorail project. The four-year-old project, which has been struggling to build ridership and turn a profit, was penalized by the market for dipping into its debt service reserve fund to cover scheduled bond principal and interest payments.

Sectors of the market that generally contributed positively to the Portfolios' performances included water and sewer, special tax, resource recovery, and electric utilities. Pre-refunded bonds(5) performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these Portfolios, NXP had the heaviest weighting of pre-refunded bonds, while NXN was underweighted in this segment of the market.

Another factor that had a modest impact on the performance of these Portfolios was their exposure to bonds insured by certain municipal insurers. These insurers include XL Capital Assurance (XLCA), Financial Guaranty Insurance Company (FGIC), ACA Financial Guaranty Corporation (ACA) and Ambac Assurance Corporation.

As concern increased about the balance sheets of municipal bond insurers, prices on bonds insured by these companies declined, detracting from the Portfolios' performance. On the whole, the holdings of these Portfolios continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.



(5) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Dividend and Share Price
                 INFORMATION



Effective March 2008, the dividends of NXQ and NXC were increased, while the dividends of NXP, NXR, and NXN remained stable throughout the twelve-month reporting period ended March 31, 2008.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Portfolios received capital gains distributions at the end of December 2007 as follows:

               Long-Term Capital Gains
                           (per share)

NXC                            $0.0107
NXN                            $0.0121

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2008, NXP, NXQ, and NXC had positive UNII balances for both tax purposes and financial statement purposes, while NXR and NXN had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of March 31, 2008, the share prices of the Select Portfolios were trading at discounts to their NAVs as shown in the accompanying chart:

                              3/31/08          12-Month Average
                     Premium/Discount                  Discount

NXP                            -0.42%                    -2.27%
NXQ                            -1.01%                    -5.11%
NXR                            -1.65%                    -5.55%
NXC                            -0.07%                    -2.94%
NXN                             0.00%                    -4.55%

NXP
Performance
OVERVIEW

Nuveen Select Tax-Free Income Portfolio
                               as of March 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       59%
AA                               13%
A                                15%
BBB                              12%
BB or Lower                       1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.057
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057

Line Chart:
Share Price Performance -- Weekly Closing Price
4/01/07                       14.85
                              14.82
                              14.76
                              14.74
                              14.76
                              14.74
                              14.73
                              14.74
                              14.6
                              14.47
                              14.15
                              13.83
                              13.91
                              14.1
                              14.01
                              13.82
                              13.61
                              13.93
                              13.95
                              13.92
                              14.04
                              14
                              14.11
                              14.46
                              14.31
                              14.04
                              13.98
                              14.07
                              14.25
                              13.99
                              13.84
                              13.9
                              13.86
                              13.63
                              13.57
                              13.9
                              14.21
                              14.15
                              13.7
                              14.07
                              14.39
                              14.55
                              14.19
                              14.332
                              14.68
                              14.604
                              14.2
                              14.498
                              13.75
                              14.32
                              13.95
                              14.1
                              14.2
3/31/08                       14.24


FUND SNAPSHOT
------------------------------------
Share Price                    14.24
------------------------------------
Net Asset Value                14.30
------------------------------------
Premium/(Discount) to NAV     -0.42%
------------------------------------
Market Yield                   4.80%
------------------------------------
Taxable-Equivalent Yield(2)    6.67%
------------------------------------
Net Assets ($000)           $234,494
------------------------------------
Average Effective
Maturity on Securities (Years) 11.52
------------------------------------
Modified Duration               5.26
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.61%         1.83%
------------------------------------
5-Year          5.53%         4.42%
------------------------------------
10-Year         4.74%         4.76%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       14.4%
------------------------------------
Colorado                       11.7%
------------------------------------
Texas                           9.4%
------------------------------------
Indiana                         9.1%
------------------------------------
Washington                      8.1%
------------------------------------
South Carolina                  8.0%
------------------------------------
Nevada                          6.2%
------------------------------------
California                      4.9%
------------------------------------
Florida                         4.6%
------------------------------------
New Jersey                      3.1%
------------------------------------
New Mexico                      2.1%
------------------------------------
Oklahoma                        2.1%
------------------------------------
Alaska                          2.0%
------------------------------------
Other                          14.3%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                31.8%
------------------------------------
Health Care                    17.6%
------------------------------------
Transportation                 12.1%
------------------------------------
Tax Obligation/Limited          9.9%
------------------------------------
Tax Obligation/General          8.6%
------------------------------------
Utilities                       8.6%
------------------------------------
Other                          11.4%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. As explained earlier in the Portfolio Managers' Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXQ
Performance
OVERVIEW

Nuveen Select Tax-Free Income Portfolio 2
                               as of March 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       57%
AA                               19%
A                                14%
BBB                               9%
BB or Lower                       1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                           0.0555


Line Chart:
Price Performance -- Weekly Closing Price
4/01/07                       14.12
                              14.16
                              14.03
                              14.03
                              14.27
                              14.18
                              14.08
                              14.1099
                              14.01
                              14.09
                              13.93
                              13.66
                              13.64
                              13.64
                              13.78
                              13.6601
                              13.63
                              13.41
                              13.57
                              13.308
                              13.34
                              13.55
                              13.54
                              13.85
                              13.62
                              13.41
                              13.59
                              13.4501
                              13.46
                              13.35
                              13.25
                              13.4
                              12.99
                              12.9699
                              12.96
                              13.4
                              13.14
                              12.98
                              12.87
                              13.27
                              13.39
                              13.75
                              13.3
                              13.7399
                              13.86
                              13.7
                              13.58
                              13.7
                              13.19
                              13.72
                              13.7
                              13.75
                              13.72
3/31/08                       13.79


FUND SNAPSHOT
------------------------------------
Share Price                    13.79
------------------------------------
Net Asset Value                13.93
------------------------------------
Premium/(Discount) to NAV     -1.01%
------------------------------------
Market Yield                   4.83%
------------------------------------
Taxable-Equivalent Yield(2)    6.71%
------------------------------------
Net Assets ($000)           $245,244
------------------------------------
Average Effective
Maturity on Securities (Years) 15.10
------------------------------------
Modified Duration               7.23
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.69%        -0.24%
------------------------------------
5-Year          5.68%         4.10%
------------------------------------
10-Year         4.69%         4.42%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.4%
------------------------------------
Texas                          11.9%
------------------------------------
Colorado                        9.9%
------------------------------------
California                      6.7%
------------------------------------
Nevada                          6.4%
------------------------------------
South Carolina                  4.9%
------------------------------------
New York                        4.7%
------------------------------------
Indiana                         3.5%
------------------------------------
Massachusetts                   3.3%
------------------------------------
New Mexico                      2.9%
------------------------------------
Washington                      2.9%
------------------------------------
Pennsylvania                    2.8%
------------------------------------
Iowa                            2.8%
------------------------------------
Rhode Island                    2.3%
------------------------------------
Florida                         2.3%
------------------------------------
Michigan                        2.3%
------------------------------------
Louisiana                       2.2%
------------------------------------
Other                          14.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                23.8%
------------------------------------
Health Care                    18.6%
------------------------------------
Transportation                 14.9%
------------------------------------
Tax Obligation/Limited         10.5%
------------------------------------
Utilities                       8.5%
------------------------------------
Tax Obligation/General          5.2%
------------------------------------
Consumer Staples                4.9%
------------------------------------
Other                          13.6%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. As explained earlier in the Portfolio Managers' Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXR
Performance
OVERVIEW


Nuveen Select Tax-Free Income Portfolio 3
                               as of March 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       53%
AA                               25%
A                                14%
BBB                               7%
BB or Lower                       1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Apr                           0.0535
May                           0.0535
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535
Sep                           0.0535
Oct                           0.0535
Nov                           0.0535
Dec                           0.0535
Jan                           0.0535
Feb                           0.0535
Mar                           0.0535

Line Chart:
Share Price Performance -- Weekly Closing Price
4/01/07                       13.95
                              14.06
                              13.98
                              13.84
                              13.88
                              13.96
                              13.87
                              13.85
                              13.85
                              13.89
                              13.53
                              13.33
                              13.33
                              13.4
                              13.63
                              13.34
                              13.25
                              13.31
                              13.3
                              13.17
                              13.07
                              13.15
                              13.35
                              13.56
                              13.46
                              13.33
                              13.31
                              13.44
                              13.2799
                              13.14
                              12.69
                              12.96
                              12.92
                              12.82
                              12.78
                              12.99
                              13.06
                              12.92
                              12.92
                              13.15
                              13.3
                              13.66
                              13.25
                              13.56
                              13.71
                              13.78
                              13.56
                              13.716
                              13.43
                              13.77
                              13.6
                              13.59
                              13.57
3/31/08                       13.75


FUND SNAPSHOT
------------------------------------
Share Price                    13.75
------------------------------------
Net Asset Value                13.98
------------------------------------
Premium/(Discount) to NAV     -1.65%
------------------------------------
Market Yield                   4.67%
------------------------------------
Taxable-Equivalent Yield(2)    6.49%
------------------------------------
Net Assets ($000)           $181,288
------------------------------------
Average Effective
Maturity on Securities (Years) 13.24
------------------------------------
Modified Duration               6.43
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.91%         1.42%
------------------------------------
5-Year          6.31%         4.42%
------------------------------------
10-Year         4.77%         4.60%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       18.4%
------------------------------------
Texas                          10.3%
------------------------------------
California                      7.4%
------------------------------------
Colorado                        6.7%
------------------------------------
Indiana                         6.4%
------------------------------------
Iowa                            5.8%
------------------------------------
Florida                         5.6%
------------------------------------
South Carolina                  4.9%
------------------------------------
Nevada                          4.5%
------------------------------------
North Carolina                  4.3%
------------------------------------
New York                        3.7%
------------------------------------
Michigan                        3.4%
------------------------------------
New Mexico                      2.7%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
Other                          13.4%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                24.5%
------------------------------------
Health Care                    19.0%
------------------------------------
Utilities                      17.5%
------------------------------------
Tax Obligation/Limited         11.6%
------------------------------------
Transportation                  8.4%
------------------------------------
Tax Obligation/General          5.4%
------------------------------------
Education and Civic
   Organizations                5.0%
------------------------------------
Other                           8.6%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. As explained earlier in the Portfolio Managers' Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXC
Performance
OVERVIEW


Nuveen California
Select Tax-Free
Income Portfolio
                               as of March 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       62%
AA                                7%
A                                18%
BBB                              11%
N/R                               2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                           0.0555

Line Chart:
Share Price Performance -- Weekly Closing Price
4/01/07                       14.28
                              14.44
                              14.3199
                              14.16
                              14.45
                              14.65
                              14.5
                              14.77
                              14.2
                              14.19
                              14.25
                              14.2501
                              13.99
                              14.23
                              13.96
                              13.97
                              13.69
                              13.74
                              14
                              13.81
                              13.45
                              13.95
                              13.85
                              14.29
                              14.03
                              13.96
                              13.91
                              13.8
                              13.94
                              13.8
                              13.8701
                              14.45
                              14
                              13.73
                              13.62
                              13.89
                              14.04
                              14.15
                              13.44
                              13.39
                              14
                              14.16
                              13.9801
                              14.09
                              14.22
                              14.18
                              13.95
                              13.84
                              13.96
                              13.85
                              13.86
                              13.96
                              14.1
3/31/08                       14.0776


FUND SNAPSHOT
------------------------------------
Share Price                    14.08
------------------------------------
Net Asset Value                14.09
------------------------------------
Premium/(Discount) to NAV     -0.07%
------------------------------------
Market Yield                   4.73%
------------------------------------
Taxable-Equivalent Yield(2)    7.24%
------------------------------------
Net Assets ($000)            $88,224
------------------------------------
Average Effective
Maturity on Securities (Years) 14.87
------------------------------------
Modified Duration               7.38
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.68%         0.05%
------------------------------------
5-Year          5.88%         4.19%
------------------------------------
10-Year         4.56%         4.45%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------

Tax Obligation/General         21.9%
------------------------------------
Tax Obligation/Limited         19.1%
------------------------------------
U.S. Guaranteed                14.8%
------------------------------------
Health Care                    13.4%
------------------------------------
Education and Civic
   Organizations               10.4%
------------------------------------
Transportation                  5.3%
------------------------------------
Consumer Staples                4.7%
------------------------------------
Other                          10.4%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. As explained earlier in the Portfolio Managers' Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0107 per share.

NXN
Performance
OVERVIEW

Nuveen New York
Select Tax-Free
Income Portfolio
                               as of March 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       62%
AA                               22%
A                                 9%
BBB                               5%
BB or Lower                       1%
N/R                               1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share (3)
Apr                            0.051
May                            0.051
Jun                            0.051
Jul                            0.051
Aug                            0.051
Sep                            0.051
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051

Line Chart:
Share Price Performance -- Weekly Closing Price
4/01/07                       14.2
                              14.11
                              14.07
                              13.77
                              13.96
                              13.8
                              14
                              13.97
                              14
                              13.92
                              13.9
                              13.22
                              13.37
                              13.34
                              13.45
                              13.3
                              13.33
                              13.36
                              13.3
                              13.22
                              13.05
                              13.47
                              13.46
                              13.42
                              13.38
                              13.23
                              13.2
                              13.1
                              13.3
                              13.09
                              13.15
                              13.15
                              13
                              12.88
                              12.88
                              13.2
                              13.11
                              12.97
                              12.8
                              12.97
                              13.4
                              13.64
                              13.64
                              13.67
                              13.88
                              13.655
                              13.37
                              13.63
                              13.4
                              13.78
                              13.27
                              13.56
                              13.7
3/31/08                       13.79


FUND SNAPSHOT
------------------------------------
Share Price                    13.79
------------------------------------
Net Asset Value                13.79
------------------------------------
Premium/(Discount) to NAV      0.00%
------------------------------------
Market Yield                   4.44%
------------------------------------
Taxable-Equivalent Yield(2)    6.62%
------------------------------------
Net Assets ($000)            $53,908
------------------------------------
Average Effective
Maturity on Securities (Years) 16.25
------------------------------------
Modified Duration               6.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.06%         0.94%
------------------------------------
5-Year          5.47%         3.86%
------------------------------------
10-Year         4.55%         4.37%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.0%
------------------------------------
Health Care                    13.7%
------------------------------------
Water and Sewer                12.1%
------------------------------------
Long-Term Care                 11.8%
------------------------------------
Education and Civic
   Organizations               11.5%
------------------------------------
Tax Obligation/General          8.3%
------------------------------------
Housing/Single Family           8.1%
------------------------------------
U.S. Guaranteed                 6.2%
------------------------------------
Other                          11.3%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. As explained earlier in the Portfolio Managers' Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0121 per share.

NXP
NXQ
NXR

Shareholder MEETING REPORT

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meetings for California Select Tax-Free
(NXC) and New York Select Tax-Free (NXN) were subsequently adjourned to October 22, 2007; New York Select Tax-Free (NXN) was also adjourned to November 8, 2007 and November 12, 2007.

                                                                                                 SELECT         SELECT        SELECT
                                                                                               TAX-FREE     TAX-FREE 2    TAX-FREE 3
                                                                                                  (NXP)          (NXQ)         (NXR)
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
   For                                                                                        8,276,032      8,827,134     6,562,608
   Against                                                                                      271,723        657,289       288,356
   Abstain                                                                                      341,888        391,327       175,193
   Broker Non-Votes                                                                           2,618,234      3,043,850     2,381,128
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     11,507,877     12,919,600     9,407,285
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                                       11,175,774     12,242,590     9,175,084
   Against                                                                                       84,746        373,053       131,336
   Abstain                                                                                      248,357        303,957       100,865
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     11,508,877     12,919,600     9,407,285
====================================================================================================================================

NXC
NXN

Shareholder MEETING REPORT (continued)

                                                                                                           CALIFORNIA     NEW YORK
                                                                                                             SELECT        SELECT
                                                                                                            TAX-FREE      TAX-FREE
                                                                                                              (NXC)         (NXN)
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
   For                                                                                                       3,180,711     1,960,633
   Against                                                                                                     101,660       156,631
   Abstain                                                                                                     146,703        81,318
   Broker Non-Votes                                                                                          1,280,121       847,875
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     4,709,195     3,046,457
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                                                       4,591,209     2,961,633
   Against                                                                                                      18,164        35,372
   Abstain                                                                                                      99,822        49,452
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     4,709,195     3,046,457
====================================================================================================================================

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio, as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
May 20, 2008

NXP
Nuveen Select Tax-Free Income Portfolio
Portfolio of INVESTMENTS
                                                                  March 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 98.3%


                ALASKA - 2.0%

$       2,475   Alaska Municipal Bond Bank Authority, General Obligation Bonds,      12/13 at 100.00         AAA     $    2,768,164
                 Series 2003E, 5.250%, 12/01/23 (Pre-refunded 12/01/13) -
                 MBIA Insured

        2,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3          1,950,200
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        4,975   Total Alaska                                                                                              4,718,364
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.3%

        5,915   Arkansas Development Finance Authority, Tobacco Settlement              No Opt. Call         AAA            645,504
                 Revenue Bonds, Arkansas Cancer Research Center Project,
                 Series 2006, 0.000%, 7/01/46 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 4.8%

        2,000   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          1,616,560
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00         Aa3          3,701,058
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,480,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,130   Los Angeles Department of Water and Power, California,                7/11 at 100.00          AA          1,131,752
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41 - FGIC Insured

          365   Los Angeles, California, Parking System Revenue Bonds,                5/09 at 101.00         AAA            366,482
                 Series 1999A, 5.250%, 5/01/29 - AMBAC Insured

          750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB            648,030
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

        1,150   Woodside Elementary School District, San Mateo County,                  No Opt. Call         AAA            324,783
                 California, General Obligation Bonds, Series 2007,
                 0.000%, 10/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,720   Total California                                                                                         11,268,725
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 11.5%

        1,700   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (4)          1,797,223
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

          690   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (4)            756,702
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

          390   Colorado Water Resources and Power Development Authority,            11/10 at 100.00        Baa3            406,887
                 Small Water Resources Revenue Bonds, Series 2000A,
                 5.800%, 11/01/20 - FGIC Insured

        9,535   Denver City and County, Colorado, Airport System Revenue Bonds,         No Opt. Call          A+         10,667,948
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00          A+          5,128,350
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00      A3 (4)          3,269,100
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 (Pre-refunded 12/01/13) - XLCA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,472,950
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       3,160   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA     $    3,454,891
                 Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/20
                 (Pre-refunded 6/15/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,475   Total Colorado                                                                                           26,954,051
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.5%

        1,000   District of Columbia, Hospital Revenue Refunding Bonds,               5/08 at 101.00         AAA          1,011,810
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

           60   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         AAA             60,998
                 America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured

          205   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         Aaa            218,091
                 America, Series 1999, 5.625%, 10/01/29 (Pre-refunded
                 10/01/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total District of Columbia                                                                                1,290,899
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.5%

       10,000   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2         10,584,699
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 0.6%

        1,330   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA          1,358,701
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.2%

        1,965   Board of Trustees of Southern Illinois University, Housing and          No Opt. Call         AAA          1,095,350
                 Auxiliary Facilities System Revenue Bonds, Series 1999A,
                 0.000%, 4/01/20 - MBIA Insured

                Chicago Heights, Illinois, General Obligation Corporate Purpose
                Bonds, Series 1993:
        3,820    5.650%, 12/01/15 - FGIC Insured                                     12/08 at 100.00        Baa3          3,895,330
        2,600    5.650%, 12/01/17 - FGIC Insured                                     12/08 at 100.00        Baa3          2,651,454

          195   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa            207,735
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

          805   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa            899,121
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,             5/08 at 101.00         N/R            972,360
                 Midwestern University, Series 1998B, 5.500%, 5/15/18 -
                 ACA Insured

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa            675,516
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22
                 (Pre-refunded 5/01/12)

        4,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00     AA+ (4)          4,532,040
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                 (Pre-refunded 8/15/14)

          705   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00         Aa1            619,187
                 Series 2007, Trust 73TP, 10.203%, 7/01/46 (IF)

        1,320   Illinois Health Facilities Authority, Revenue Bonds, Decatur         10/11 at 100.00           A          1,368,484
                 Memorial Hospital, Series 2001,5.600%, 10/01/16

        2,700   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,852,199
                 Hospital, Series 2002A, 6.000%, 7/01/17

        2,275   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,435,342
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

           60   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call    Baa3 (4)             60,346
                 Evangelical Hospitals Corporation, Series 1992B,
                 6.500%, 4/15/09 (ETM)

        3,125   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call          A1          2,075,563
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/17 - FGIC Insured

          810   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,    No Opt. Call         AAA            241,226
                 McCormick Place Expansion Project, Series 2002A,
                 0.000%, 6/15/30 - MBIA Insured


                                       21

NXP
Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA     $    5,154,300
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AA+          1,313,741
                 5.250%, 12/01/34 - FGIC Insured

                Yorkville, Illinois, General Obligation Debt Certificates, Series 2003:
        1,000    5.000%, 12/15/19 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00      AA (4)          1,083,300
        1,000    5.000%, 12/15/20 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00      AA (4)          1,083,300

------------------------------------------------------------------------------------------------------------------------------------
       34,280   Total Illinois                                                                                           33,215,894
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 8.9%

        5,000   Duneland School Building Corporation, Indiana, First Mortgage         2/09 at 101.00         AAA          5,090,650
                 Refunding Bonds, Series 1999, 5.125%, 2/01/18 - MBIA Insured

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00       A (4)          1,105,650
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) -
                 FGIC Insured

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,295,760
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        1,000   Indiana Health Facility Financing Authority, Revenue Bonds,           3/17 at 100.00        BBB-            865,650
                 Community Foundation of Northwest Indiana, Series 2007,
                 5.500%, 3/01/37

        9,855   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         10,739,781
                 Waterworks Project, Series 2002A, 5.125%, 7/01/21
                 (Pre-refunded 7/01/12) - MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            771,675
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,605   Total Indiana                                                                                            20,869,166
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.4%

        1,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB            850,800
                 Revenue Bonds, Series 2005C, 5.375%, 6/01/38
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5%

          500   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial           7/16 at 100.00          A3            450,460
                 Hospital, Series 2006, 4.875%, 7/01/36

          750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas           6/14 at 100.00         AAA            754,253
                 and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Kansas                                                                                              1,204,713
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5%

        1,100   Jefferson County, Kentucky, Health System Revenue Bonds,             10/08 at 101.00         AAA          1,117,919
                 Alliant Health System Inc., Series 1998, 5.125%, 10/01/18 -
                 MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.4%

        1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB            931,970
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.8%

           20   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA             21,960
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 6.000%, 7/01/17

          480   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00      AA (4)            534,538
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 6.000%, 7/01/17 (Pre-refunded 7/01/11)

        1,055   Massachusetts Turnpike Authority, Metropolitan Highway                7/08 at 101.00         AAA          1,040,663
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

          410   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA            404,264
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,965   Total Massachusetts                                                                                       2,001,425
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

$       1,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-     $      939,550
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.125%, 8/15/18

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00          AA          2,915,805
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
        3,900   Total Michigan                                                                                            3,855,355
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.1%

          255   Minnesota Housing Finance Agency, Single Family Mortgage              7/08 at 101.00         AA+            257,739
                 Revenue Bonds, Series 1995A, 5.200%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.6%

        3,600   Calhoun County, Mississippi, Solid Waste Disposal Revenue             4/08 at 102.00         BBB          3,679,920
                 Bonds, Weyerhauser Company Project, Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.6%

        5,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          1,472,350
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/30 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 6.1%

        2,500   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          2,542,500
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        2,360    0.000%, 1/01/21 - AMBAC Insured                                        No Opt. Call         AAA          1,006,705
        3,500    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          1,396,500
        6,025    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          4,916,159

        1,515   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00          A3          1,536,983
                 Series 2002, 5.500%, 6/01/21 - FGIC Insured

        2,555   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00      A3 (4)          2,812,595
                 Series 2002, 5.500%, 6/01/21 (Pre-refunded 6/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,455   Total Nevada                                                                                             14,211,442
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.2%

          400   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2            409,256
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 3.0%

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00         Ba2          2,252,275
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        1,580    5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,717,018
        1,000    6.000%, 6/01/37 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,123,640

        2,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/17 at 100.00         BBB          2,003,350
                 Settlement Asset-Backed Bonds, Series 2007-1A,
                 5.000%, 6/01/41

------------------------------------------------------------------------------------------------------------------------------------
        7,580   Total New Jersey                                                                                          7,096,283
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.1%

        1,000   New Mexico Mortgage Finance Authority, Multifamily Housing            9/17 at 100.00         AAA            912,850
                 Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                 (Alternative Minimum Tax)

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          3,959,880
                 Revenue Bonds, Series 2004, 4.625%, 7/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total New Mexico                                                                                          4,872,730
------------------------------------------------------------------------------------------------------------------------------------


                                       23

                                       NXP


                      Nuveen Select Tax-Free Income Portfolio (continued)
                      Portfolio of INVESTMENTS March 31, 2008



    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 1.3%

$       1,000   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA     $    1,015,670
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

        1,215   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          1,269,092
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          385   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00    Baa1 (4)            422,603
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17 (Pre-refunded 7/01/10)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
          145    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            147,268
          305    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            309,770

------------------------------------------------------------------------------------------------------------------------------------
        3,050   Total New York                                                                                            3,164,403
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.4%

          500   Appalachian State University, North Carolina, Utilities System        5/08 at 102.00         AAA            511,960
                 Revenue Refunding Bonds, Series 1998, 5.000%, 5/15/24
                 (Pre-refunded 5/15/08) - MBIA Insured

        2,195   North Carolina Eastern Municipal Power Agency, Power System           5/08 at 100.00        Baa1          2,194,802
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21

          500   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aa3            517,405
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/17 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,195   Total North Carolina                                                                                      3,224,167
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.1%

          300   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA            326,346
                 Series 2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.1%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00         BBB            883,100
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36

        4,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00         AA-          3,978,120
                 St. John Health System, Series 2004, 5.000%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Oklahoma                                                                                            4,861,220
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 0.8%

          500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+            498,335
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

          700   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA            717,990
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

          520   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00         AAA            563,727
                 5.000%, 9/15/20 (Pre-refunded 9/15/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,720   Total Pennsylvania                                                                                        1,780,052
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.9%

        1,000   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          1,010,570
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/20
       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (4)         11,412,998
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (4)          1,721,235
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

          520   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00      A- (4)            580,819
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

        1,980   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          1,992,256
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002B, 5.625%, 11/15/30


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$       1,720   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB     $    1,726,072
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total South Carolina                                                                                     18,443,950
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.2%

        5,000   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00          A-          5,037,600
                 Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          1,081,740
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured

        6,150   Dallas Independent School District, Dallas County, Texas, General     2/12 at 100.00         AAA          6,430,809
                 Obligation Refunding Bonds, Series 2002, 5.250%, 2/15/20

          360   Dallas-Fort Worth International Airport Public Facility Corporation,  1/09 at 100.00         AAA            365,296
                 Texas, Airport Hotel Revenue Bonds, Series 2001,
                 5.500%, 1/15/20 - FSA Insured

        2,300   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          2,260,118
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        3,470   Harris County-Houston Sports Authority, Texas, Senior Lien            11/30 at 61.17         AAA            504,122
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 -
                 MBIA Insured

           45   Irving Independent School District, Dallas County, Texas, General     2/12 at 100.00         AAA             43,919
                 Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31

        3,455   Irving Independent School District, Dallas County, Texas, General     2/12 at 100.00         AAA          3,725,388
                 Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31
                 (Pre-refunded 2/15/12)

          465   San Antonio, Texas, Water System Revenue Refunding Bonds,             5/12 at 100.00         AAA            521,377
                 Series 1992, 6.000%, 5/15/16 (Pre-refunded 5/15/12) -
                 MBIA Insured

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,652,403
                 Program, Series 2003A, 5.125%, 8/01/42
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       23,995   Total Texas                                                                                              21,622,772
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.3%

          775   Utah State Building Ownership Authority, Lease Revenue Bonds,        11/11 at 100.00         AA+            806,612
                 State Facilities Master Lease Program, Series 2001B,
                 5.250%, 5/15/24
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 7.9%

          250   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA            270,343
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.500%, 7/01/17 - MBIA Insured

        4,750   Snohomish County Public Utility District 1, Washington,                 No Opt. Call         AAA          5,128,528
                 Generation System Revenue Bonds, Series 1989,
                 6.750%, 1/01/12 (ETM)

        9,750   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA         10,086,277
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

        2,345   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          2,381,629
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        2,115   Washington State, Motor Vehicle Fuel Tax General Obligation             No Opt. Call         AAA            728,998
                 Bonds, Series 2003F, 0.000%, 12/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,210   Total Washington                                                                                         18,595,775
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.5%

        1,075   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call         AAA          1,133,115
                 Bonds, Series 1992, 6.500%, 5/15/10 (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NXP
Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.6%

$         215   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB     $      215,800
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          1,001,310
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.500%, 8/15/17

        2,500   Wisconsin, General Obligation Refunding Bonds, Series 2003-3,        11/13 at 100.00         AA-          2,525,350
                 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,715   Total Wisconsin                                                                                           3,742,460
------------------------------------------------------------------------------------------------------------------------------------
$     246,825   Total Municipal Bonds (cost $223,402,676)                                                               230,568,777
=============-----------------------------------------------------------------------------------------------------------------------


       SHARES   DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 0.0%


                AIRLINES - 0.0%

          789   UAL Corporation, (5)                                                                                 $       16,987
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $0)                                                                                16,987
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $223,402,676) - 98.3%                                                           230,585,764
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,907,830
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  234,493,594
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,901 and 617 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated the 1,901 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 172 UAL common stock shares on November 14, 2007. The remaining 789 shares of UAL common stock were still held by the Fund at March 31, 2008.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.


                                 See accompanying notes to financial statements.

NXQ
Nuveen Select Tax-Free Income Portfolio 2
Portfolio of INVESTMENTS
                                                                  March 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 98.5%


                ARIZONA - 0.7%

$       2,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         AA-     $    1,709,520
                 Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.7%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding              10/11 at 100.00         AAA          1,034,840
                 and Construction Bonds, Series 2002A, 5.000%, 10/01/19 -
                 FSA Insured

        1,205   Sebastian County Health Facilities Board, Arkansas, Hospital         11/11 at 101.00        Baa3          1,176,381
                 Revenue Improvement Bonds, Sparks Regional Medical Center,
                 Series 2001A, 5.250%, 11/01/21

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aa3          1,960,960
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,205   Total Arkansas                                                                                            4,172,181
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 6.6%

        1,000   Alameda Corridor Transportation Authority, California, Subordinate   10/17 at 100.00         AAA            808,280
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 -
                 AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00         Aa3          3,701,058
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

          500   California State Public Works Board, Lease Revenue Refunding         12/08 at 101.00           A            508,595
                 Bonds, Community Colleges Projects, Series 1998A,
                 5.250%, 12/01/16

        2,000   California State Public Works Board, Lease Revenue Refunding            No Opt. Call         Aa2          2,184,780
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/14

           60   California, General Obligation Bonds, Series 1997,                   10/08 at 100.00         AAA             60,630
                 5.000%, 10/01/18 - AMBAC Insured

        2,500   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31    3/16 at 100.00          A+          2,476,325

        1,000   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            809,190
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.125%, 6/01/47

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,712,064
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,195   Palmdale Elementary School District, Los Angeles County,                No Opt. Call         AAA            396,501
                 California, General Obligation Bonds, Series 2003,
                 0.000%, 8/01/28 - FSA Insured

        1,750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB          1,512,070
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       16,530   Total California                                                                                         16,169,493
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 9.8%

        1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (4)          1,797,223
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        1,300   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (4)          1,425,671
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

        2,825   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          3,160,667
                 Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00          A+          5,128,350
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)


                                       27

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       1,555   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00          A+     $    1,624,742
                 Refunding Bonds, Series 2001, 5.500%, 11/15/16 -
                 FGIC Insured

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00      A3 (4)          3,269,100
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 (Pre-refunded 12/01/13) - XLCA Insured

        2,000   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00          A-          1,759,600
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 4.750%, 12/01/35 - XLCA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 2000B:
        5,100    0.000%, 9/01/24 - MBIA Insured                                         No Opt. Call         AAA          2,010,930
        4,000    0.000%, 9/01/33 - MBIA Insured                                         No Opt. Call         AAA            879,320

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,472,950
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

          250   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/11 at 102.00         AAA            271,435
                 Bonds, Senior Series 2001A, 5.250%, 6/15/41
                 (Pre-refunded 6/15/11) - FSA Insured

        1,100   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00    Baa1 (4)          1,205,952
                 Series 2001A, 5.600%, 11/15/31 (Pre-refunded 11/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       32,830   Total Colorado                                                                                           24,005,940
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.4%

          500   District of Columbia, Hospital Revenue Refunding Bonds,               5/08 at 101.00         AAA            505,905
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

          500   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA            512,160
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21 (Pre-refunded 10/01/08) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total District of Columbia                                                                                1,018,065
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.3%

        1,000   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3            933,070
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        1,500   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding      10/12 at 100.00          A+          1,528,710
                 and Improvement Bonds, Series 2002, 5.000%, 10/01/21 -
                 FGIC Insured

        2,500   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,          4/15 at 100.00         AAA          2,475,525
                 5.000%, 10/01/41 - FSA Insured

          625   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00          A3            625,538
                 Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,625   Total Florida                                                                                             5,562,843
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.5%

        1,100   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA          1,123,738
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.2%

          630   Chicago Metropolitan Housing Development Corporation,                 7/08 at 100.00          AA            631,084
                 Illinois, FHA-Insured Section 8 Assisted Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17

          590   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,        7/13 at 100.00         AAA            589,121
                 5.000%, 1/01/33 - AMBAC Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00          A1          1,592,023
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

          250   Illinois Development Finance Authority, Economic Development          8/08 at 100.00    Baa2 (4)            252,803
                 Revenue Bonds, Latin School of Chicago, Series 1998,
                 5.200%, 8/01/11 (Pre-refunded 8/01/08)

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa            675,516
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22
                 (Pre-refunded 5/01/12)

          705   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00         Aa1            619,187
                 Series 2007, Trust 73TP, 10.203%, 7/01/46 (IF)


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA     $    2,009,676
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        2,255   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,363,714
                 Hospital, Series 2002A, 6.250%, 7/01/22

        1,055   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00    Baa2 (4)          1,164,404
                 University Health System, Series 2001A, 6.125%, 7/01/31
                 (Pre-refunded 7/01/11)

        1,000   Illinois Housing Development Authority, Housing Finance Bonds,        1/15 at 100.00          A+            910,300
                 Series 2005E, 4.750%, 7/01/30 - FGIC Insured

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          5,853,443
                 5.000%, 6/15/22

           45   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/08 at 100.00          A1             45,071
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 6.500%, 6/15/22

        7,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          7,216,019
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        5,045   Sauk Village, Illinois, General Obligation Alternate Revenue         12/12 at 100.00          AA          4,979,163
                 Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 -
                 RAAI Insured

                Sauk Village, Illinois, General Obligation Alternate Revenue
                Source Bonds, Tax Increment, Series 2002B:
        1,060    0.000%, 12/01/17 - RAAI Insured                                        No Opt. Call          AA            646,006
        1,135    0.000%, 12/01/18 - RAAI Insured                                        No Opt. Call          AA            647,620

        1,100   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AA+          1,111,627
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00      AA (4)          1,083,300
                 Series 2003, 5.000%, 12/15/21 (Pre-refunded 12/15/11) -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,020   Total Illinois                                                                                           32,390,077
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.4%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00       A (4)          1,105,650
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) -
                 FGIC Insured

        1,000   Indiana Health Facility Financing Authority, Revenue Bonds,           3/17 at 100.00        BBB-            865,650
                 Community Foundation of Northwest Indiana, Series 2007,
                 5.500%, 3/01/37

          935   Indiana Housing Finance Authority, Single Family Mortgage             7/11 at 100.00         Aaa            950,512
                 Revenue Bonds, Series 2002C-2, 5.250%, 7/01/23
                 (Alternative Minimum Tax)

        4,380   Indiana Municipal Power Agency, Power Supply System                   1/12 at 100.00         AAA          4,469,396
                 Revenue Bonds, Series 2002A, 5.125%, 1/01/21 -
                 AMBAC Insured

          355   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         8/08 at 101.00         AAA            328,258
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            771,675
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,420   Total Indiana                                                                                             8,491,141
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.7%

        1,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB            850,800
                 Revenue Bonds, Series 2005C, 5.375%, 6/01/38

        1,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed               6/17 at 100.00         BBB            901,280
                 Revenue Bonds, Series 2005B, 5.600%, 6/01/34

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        1,000    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          1,068,230
        3,500    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,826,025

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Iowa                                                                                                6,646,335
------------------------------------------------------------------------------------------------------------------------------------


                                       29

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.7%

$         795   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence                    7/16 at 100.00          A3     $      716,231
                 Memorial Hospital, Series 2006, 4.875%, 7/01/36

        1,000   Salina, Kansas, Hospital Revenue Bonds, Salina Regional               4/13 at 100.00          A1            896,070
                 Medical Center, Series 2006, 4.500%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
        1,795   Total Kansas                                                                                              1,612,301
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.2%

        2,125   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA          2,157,598
                 Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured

        3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          3,250,590
                 University, Series 2002A, 5.125%, 7/01/27
                 (Pre-refunded 7/01/12) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Louisiana                                                                                           5,408,188
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 3.2%

        3,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          3,080,160
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        2,565   Massachusetts Turnpike Authority, Metropolitan Highway                7/08 at 101.00         AAA          2,530,142
                 System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

        1,270   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA          1,381,201
                 Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured (ETM)

          820   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA            885,936
                 Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,655   Total Massachusetts                                                                                       7,877,439
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.3%

          545   Detroit, Michigan, General Obligation Bonds, Series 2003A,            4/13 at 100.00          A-            559,443
                 5.250%, 4/01/19 - XLCA Insured

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00          AA          2,915,805
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

        2,000   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00     AA- (4)          2,065,720
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18 (Pre-refunded 5/01/09)

------------------------------------------------------------------------------------------------------------------------------------
        5,445   Total Michigan                                                                                            5,540,968
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.5%

        1,500   Minnesota Housing Finance Agency, Residential Housing                 7/16 at 100.00         AA+          1,311,990
                 Finance Bonds, Series 2007-I, 4.850%, 7/01/38
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 6.3%

        1,500   Clark County, Nevada, General Obligation Bank Bonds, Southern         6/11 at 100.00     AA+ (4)          1,622,385
                 Nevada Water Authority Loan, Series 2001, 5.300%, 6/01/19
                 (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        4,595    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          1,833,405
       13,250    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         10,811,466

        1,100   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,104,411
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22
                 (Pre-refunded 5/15/08) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,445   Total Nevada                                                                                             15,371,667
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.8%

        2,500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00         Ba2          2,252,275
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/23


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
$       1,000    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA     $    1,123,040
        1,010    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,167,540

------------------------------------------------------------------------------------------------------------------------------------
        4,510   Total New Jersey                                                                                          4,542,855
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.9%

        1,000   New Mexico Mortgage Finance Authority, Multifamily Housing            9/17 at 100.00         AAA            912,850
                 Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                 (Alternative Minimum Tax)

                University of New Mexico, FHA-Insured Mortgage Hospital
                Revenue Bonds, Series 2004:
          555    4.625%, 1/01/25 - FSA Insured                                        7/14 at 100.00         AAA            549,539
          660    4.625%, 7/01/25 - FSA Insured                                        7/14 at 100.00         AAA            653,380
        2,000    4.750%, 7/01/27 - FSA Insured                                        7/14 at 100.00         AAA          1,982,420
        3,000    4.750%, 1/01/28 - FSA Insured                                        7/14 at 100.00         AAA          2,958,180

------------------------------------------------------------------------------------------------------------------------------------
        7,215   Total New Mexico                                                                                          7,056,369
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 4.6%

        2,045   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          2,136,043
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          655   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00    Baa1 (4)            718,974
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17 (Pre-refunded 7/01/10)

        2,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          2,004,380
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2005B, 5.000%, 6/15/36 - FSA Insured (UB)

        1,700   New York Dormitory Authority, FHA Insured Mortgage Hospital           8/16 at 100.00         AAA          1,547,646
                 Revenue Bonds, Kaleida Health, Series 2006,
                 4.700%, 2/15/35 (UB)

        3,000   New York State Tobacco Settlement Financing Corporation,              6/11 at 100.00         AA-          3,128,790
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16

        1,680   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-          1,770,149
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       11,080   Total New York                                                                                           11,305,982
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 0.6%

        1,155   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00         AA-          1,115,303
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

          345   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00     Aa3 (4)            369,136
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded 1/15/11)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total North Carolina                                                                                      1,484,439
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.8%

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
           55    5.125%, 6/01/24                                                      6/17 at 100.00         BBB             51,463
          530    5.875%, 6/01/30                                                      6/17 at 100.00         BBB            493,674
          525    5.750%, 6/01/34                                                      6/17 at 100.00         BBB            468,500
        1,180    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          1,044,253

------------------------------------------------------------------------------------------------------------------------------------
        2,290   Total Ohio                                                                                                2,057,890
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.5%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00         BBB            883,100
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36

        3,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/17 at 100.00         AA-          2,814,150
                 Saint John Health System, Series 2007, 5.000%, 2/15/42

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Oklahoma                                                                                            3,697,250
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.7%

$       1,020   Carlisle Area School District, Cumberland County, Pennsylvania,       9/09 at 100.00      A1 (4)     $    1,064,707
                 General Obligation Bonds, Series 2004A, 5.000%, 9/01/20
                 (Pre-refunded 9/01/09) - FGIC Insured

                Dauphin County General Authority, Pennsylvania, Health System
                Revenue Bonds, Pinnacle Health System Project, Series 1999:
          455    5.125%, 8/15/17 (Pre-refunded 2/15/09) - MBIA Insured                2/09 at 101.00         AAA            472,868
          545    5.125%, 8/15/17 (Pre-refunded 2/15/09) - MBIA Insured                2/09 at 101.00         AAA            566,402

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00          A+          1,025,770
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured
                 (Alternative Minimum Tax)

        3,250   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          3,560,765
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,270   Total Pennsylvania                                                                                        6,690,512
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.3%

        3,000   Puerto Rico Housing Finance Authority, Capital Fund Program          12/13 at 100.00          AA          3,087,870
                 Revenue Bonds, Series 2003, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.3%

        5,835   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          5,611,985
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.9%

          700   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A            707,399
                 Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/20

          620   Florence, South Carolina, Water and Sewerage Revenue Bonds,           3/10 at 101.00         AAA            648,067
                 Series 2000, 5.750%, 3/01/20 - AMBAC Insured

        4,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (4)          4,565,200
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (4)          2,868,725
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

        2,435   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,517,352
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/21 - MBIA Insured

          170   Piedmont Municipal Power Agency, South Carolina, Electric             1/10 at 100.00         AAA            162,785
                 Revenue Refunding Bonds, Series 1998A, 4.750%, 1/01/25 -
                 MBIA Insured

          475   The College of Charleston, Charleston South Carolina, Academic        4/14 at 100.00          A2            458,299
                 and Administrative Revenue Bonds, Series 2004B,
                 5.125%, 4/01/30 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,900   Total South Carolina                                                                                     11,927,827
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.4%

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-            961,190
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 11.7%

        4,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-          4,030,080
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        1,500   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00          A3          1,359,195
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          1,081,740
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured

        2,500   Harris County Health Facilities Development Corporation, Texas,         No Opt. Call         AAA          2,752,650
                 Hospital Revenue Bonds, Texas Children's Hospital, Series 1995,
                 5.500%, 10/01/16 - MBIA Insured (ETM)


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,000   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA     $    2,947,980
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        6,610   Harris County-Houston Sports Authority, Texas, Junior Lien            11/31 at 53.78         AAA            777,006
                 Revenue Bonds, Series 2001H, 0.000%, 11/15/41 -
                 MBIA Insured

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/12 at 100.00         AAA          2,063,840
                 Series 2002A, 5.625%, 7/01/20 - FSA Insured (Alternative
                 Minimum Tax)

        3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          3,369,563
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32 (Pre-refunded 2/15/12)

        1,400   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-          1,248,618
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

          220   Killeen Independent School District, Bell County, Texas, General      5/08 at 100.00         AAA            220,414
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14

           90   Lewisville Independent School District, Denton County, Texas,         8/11 at 100.00         AAA             91,336
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23

          910   Lewisville Independent School District, Denton County, Texas,         8/11 at 100.00         AAA            979,597
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23
                 (Pre-refunded 8/15/11)

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          4,949,405
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,          5/15 at 100.00         AAA            952,980
                 4.750%, 5/15/37 - MBIA Insured

          500   Texas Water Development Board, Senior Lien State Revolving            7/10 at 100.00         AAA            529,800
                 Fund Revenue Bonds, Series 2000A, 5.625%, 7/15/13

        1,560   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,472,999
                 Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       34,165   Total Texas                                                                                              28,827,203
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.6%

        1,435   Salt Lake City and Sandy Metropolitan Water District, Utah,           7/14 at 100.00         Aaa          1,479,930
                 Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 1.2%

        2,895   Vermont Housing Finance Agency, Multifamily Housing Bonds,            2/09 at 100.00         AAA          2,933,214
                 Series 1999C, 5.800%, 8/15/16 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.3%

          510   Metropolitan District of Columbia Airports Authority, Virginia,      10/08 at 101.00         AAA            466,584
                 Airport System Revenue Bonds, Series 1998B,
                 5.000%, 10/01/28 - MBIA Insured (Alternative Minimum Tax)

          250   Norfolk, Virginia, Water Revenue Bonds, Series 1995,                  5/08 at 100.00         AAA            250,623
                 5.750%, 11/01/13 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          760   Total Virginia                                                                                              717,207
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 2.8%

        6,715   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA          6,946,599
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.6%

$       1,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-     $      987,500
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.500%, 8/15/18

        2,790   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA          2,859,526
                 Home Ownership Revenue Bonds, Series 2002G,
                 4.850%, 9/01/17

------------------------------------------------------------------------------------------------------------------------------------
        3,790   Total Wisconsin                                                                                           3,847,026
------------------------------------------------------------------------------------------------------------------------------------
$     260,555   Total Municipal Bonds (cost $240,924,193)                                                               241,587,234
=============-----------------------------------------------------------------------------------------------------------------------


       SHARES   DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCKS - 0.0%


                AIRLINES - 0.0%

          757   UAL Corporation, (5)                                                                                 $       16,298
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $0)                                                                                16,298
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $240,924,193) - 98.5%                                                           241,603,532
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.0)%                                                                       (2,470,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      6,110,743
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  245,244,275
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,825 and 592 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 1,825 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 165 UAL common stock shares on November 14, 2007. The remaining 757 shares of UAL common stock were still held by the Fund at March 31, 2008.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXR
Nuveen Select Tax-Free Income Portfolio 3
Portfolio of INVESTMENTS
                                                                  March 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 99.1%


                ALABAMA - 0.3%

$         500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,         1/12 at 101.00          A-     $      524,540
                 Series 2002A, 6.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 7.3%

        2,105   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,235,973
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/21 -
                 FSA Insured

        1,000   California County Tobacco Securitization Agency, Tobacco             12/18 at 100.00        Baa3            697,780
                 Settlement Asset-Backed Bonds, Los Angeles County
                 Securitization Corporation, Series 2006A, 0.000%, 6/01/36
                 (Mandatory put 6/01/23)

        3,350   California Department of Water Resources, Power Supply                5/12 at 101.00         Aa3          3,728,885
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        2,595   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          2,406,240
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

          445   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            396,535
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 4.500%, 6/01/27

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,480,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

          250   Santa Ana Unified School District, Orange County, California,         8/10 at 101.00          A+            258,295
                 General Obligation Bonds, Series 2000, 5.700%, 8/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,745   Total California                                                                                         13,203,768
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.7%

        1,540   Arkansas River Power Authority, Colorado, Power Revenue              10/16 at 100.00          A-          1,459,304
                 Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

          400   Colorado Department of Transportation, Certificates of                6/14 at 100.00         AAA            397,080
                 Participation, Series 2004, 5.000%, 6/15/34 - MBIA Insured

        2,265   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (4)          2,394,535
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        1,735   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (4)          1,902,722
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

        2,395   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          2,679,574
                 Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00      A3 (4)          3,269,100
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/24 (Pre-refunded 12/01/13) - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,335   Total Colorado                                                                                           12,102,315
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.1%

          250   Connecticut Health and Educational Facilities Authority,              7/08 at 100.00         AAA            251,248
                 Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                 6.625%, 7/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.1%
           15   District of Columbia, General Obligation Bonds, Series 1993E,         5/08 at 100.00         AAA             15,043
                 6.000%, 6/01/13 - MBIA Insured (ETM)


                                       35

NXR
Nuveen Select Tax-Free Income Portfolio 3 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (continued)

$         235   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA     $      254,244
                 Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          250   Total District of Columbia                                                                                  269,287
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.6%

        1,000   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3            933,070
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        5,020   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2          5,183,250
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

        4,000   JEA, Florida, Subordinate Lien Electric System Revenue Bonds,         5/08 at 100.00         Aa3          3,981,200
                 Series 2002D, 4.625%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       10,020   Total Florida                                                                                            10,097,520
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.3%

          545   Atlanta, Georgia, Airport Facilities Revenue Bonds, Series 1990,        No Opt. Call         AAA            504,523
                 0.000%, 1/01/10 - MBIA 0.000%, 1/01/10 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 18.2%

          125   Chicago Metropolitan Housing Development Corporation, Illinois,       7/08 at 100.00          AA            129,506
                 FHA-Insured Section 8 Assisted Housing Development Revenue
                 Refunding Bonds, Series 1992, 6.850%, 7/01/22

        1,930   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00         AAA          2,127,999
                 Midwestern University, Series 2001B, 5.750%, 5/15/16
                 (Pre-refunded 5/15/11)

          705   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00         Aa1            619,187
                 Series 2007, Trust 73TP, 10.203%, 7/01/46 (IF)

        2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA          2,009,676
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        4,450   Illinois Health Facilities Authority, Remarketed Revenue Bonds,       8/11 at 103.00         Aa1          4,680,332
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Evangelical        No Opt. Call    Baa3 (4)          1,745,730
                 Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)

        2,225   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,381,818
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

        2,500   Illinois Housing Development Authority, Homeowner Mortgage            2/16 at 100.00          AA          2,348,500
                 Revenue Bonds, Series 2006C2, 5.050%, 8/01/27
                 (Alternative Minimum Tax)

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          5,853,444
                 5.000%, 6/15/22

        2,000   Illinois, Sales Tax Revenue Bonds, Series 1997X, 5.600%, 6/15/17      6/08 at 100.50         AAA          2,025,060

        1,000   Kankakee & Will Counties Community Unit School District 5,              No Opt. Call         AAA            458,990
                 Illinois, General Obligation Bonds, Series 2006,
                 0.000%, 5/01/23 - FSA Insured

        6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          6,185,157
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AA+          1,313,741
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00      AA (4)          1,083,300
                 Series 2003, 5.000%, 12/15/22 (Pre-refunded 12/15/11) -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,620   Total Illinois                                                                                           32,962,440
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 6.4%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00       A (4)          1,105,650
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) -
                 FGIC Insured

        3,500   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00        BBB+          3,233,125
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,869,700
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       2,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA     $    2,189,500
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33
                 (Pre-refunded 7/01/12) - MBIA Insured

        2,295   Shelbyville Central Renovation School Building Corporation,           7/15 at 100.00         AAA          2,166,710
                 Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,295   Total Indiana                                                                                            11,564,685
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 5.7%

        2,745   Iowa Finance Authority, Health Facility Revenue Bonds,                7/16 at 100.00        BBB-          2,502,342
                 Care Initiatives Project, Series 2006A, 5.000%, 7/01/20

          750   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed               6/17 at 100.00         BBB            675,960
                 Revenue Bonds, Series 2005B, 5.600%, 6/01/34

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        3,850    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          4,112,686
        2,850    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,115,478

------------------------------------------------------------------------------------------------------------------------------------
       10,195   Total Iowa                                                                                               10,406,466
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.1%

                Lawrence, Kansas, Hospital Revenue Bonds, Lawrence
                Memorial Hospital, Series 2006:
        1,425    5.125%, 7/01/26                                                      7/16 at 100.00          A3          1,411,562
          700    4.875%, 7/01/36                                                      7/16 at 100.00          A3            630,644

------------------------------------------------------------------------------------------------------------------------------------
        2,125   Total Kansas                                                                                              2,042,206
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.7%

          125   Maine Health and Higher Educational Facilities Authority,             7/09 at 101.00         AAA            129,783
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/19 -
                 MBIA Insured

        1,075   Maine Health and Higher Educational Facilities Authority,             7/09 at 101.00         AAA          1,142,220
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/19
                 (Pre-refunded 7/01/09) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,200   Total Maine                                                                                               1,272,003
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.8%

        1,000   Massachusetts Development Finance Agency, Resource                   12/08 at 102.00         BBB            986,200
                 Recovery Revenue Bonds, Ogden Haverhill Associates,
                 Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

           15   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA             16,470
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17

          485   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00      AA (4)            540,106
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Massachusetts                                                                                       1,542,776
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.4%

        1,500   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00          A2          1,375,125
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00          AA          2,915,805
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

          235   Michigan State Hospital Finance Authority, Revenue Refunding          8/08 at 100.00         BB-            235,092
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        1,600   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00     AA- (4)          1,652,576
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18 (Pre-refunded 5/01/09)

------------------------------------------------------------------------------------------------------------------------------------
        6,235   Total Michigan                                                                                            6,178,598
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.4%

          725   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00          AA            714,596
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NXR
Nuveen Select Tax-Free Income Portfolio 3 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9%

$       3,500   Nebraska Public Power District, General Revenue Bonds,                1/13 at 100.00         AAA     $    3,470,285
                 Series 2002B, 5.000%, 1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.5%

        4,095   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA          3,341,356
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        1,680   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00          A3          1,700,412
                 Series 2002, 5.500%, 6/01/22 - FGIC Insured

        2,830   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00      A3 (4)          3,115,321
                 Series 2002, 5.500%, 6/01/22 (Pre-refunded 6/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,605   Total Nevada                                                                                              8,157,089
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.3%

          500   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2            511,570
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.5%

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.750%, 6/01/39 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,179,770
        1,355    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,566,353

------------------------------------------------------------------------------------------------------------------------------------
        2,355   Total New Jersey                                                                                          2,746,123
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.7%

        1,000   New Mexico Mortgage Finance Authority, Multifamily Housing            9/17 at 100.00         AAA            912,850
                 Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                 (Alternative Minimum Tax)

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          3,960,640
                 Revenue Bonds, Series 2004, 4.625%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total New Mexico                                                                                          4,873,490
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 3.7%

        1,180   Dormitory Authority of the State of New York, Second General            No Opt. Call          A1          1,248,629
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1990C, 7.500%, 7/01/10

        2,335   Long Island Power Authority, New York, Electric System General        9/11 at 100.00         AAA          2,548,045
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21
                 (Pre-refunded 9/01/11)

           35   New York City, New York, General Obligation Bonds,                    5/08 at 100.00          AA             35,101
                 Series 1991B, 7.000%, 2/01/18

        1,000   New York Dormitory Authority, New York, FHA Insured Mortgage          8/16 at 100.00         AAA            910,380
                 Hospital Revenue Bonds, Kaleida Health, Series 2006,
                 4.700%, 2/15/35 (UB)

        1,850   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          1,913,159
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        6,400   Total New York                                                                                            6,655,314
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 4.3%

        5,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          5,237,850
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

        2,345   Piedmont Triad Airport Authority, North Carolina, Airport Revenue     7/11 at 101.00         AAA          2,510,299
                 Bonds, Series 2001A, 5.250%, 7/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,345   Total North Carolina                                                                                      7,748,149
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.6%

        3,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00         AA-          2,983,590
                 St. John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.5%

$       2,435   Dauphin County Industrial Development Authority, Pennsylvania,          No Opt. Call          A-     $    2,927,552
                 Water Development Revenue Refunding Bonds, Dauphin
                 Consolidated Water Supply Company, Series 1992B,
                 6.700%, 6/01/17

          500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+            498,335
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00          A+          1,025,770
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,935   Total Pennsylvania                                                                                        4,451,657
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.9%

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (4)          1,721,235
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

        1,500   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          1,561,140
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 8/15/20 - MBIA Insured

          520   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00      A- (4)            580,819
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30
                 (Pre-refunded 11/15/12)

        1,980   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          1,992,256
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002B, 5.625%, 11/15/30

        3,010   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          3,008,044
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
        8,510   Total South Carolina                                                                                      8,863,494
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 1.1%

        1,010   South Dakota Health and Educational Facilities Authority,             7/12 at 101.00         AAA          1,015,282
                 Revenue Bonds, Avera Health, Series 2002, 5.125%, 7/01/27 -
                 AMBAC Insured

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-            961,190
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,010   Total South Dakota                                                                                        1,976,472
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1%

        2,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00         Ba2          2,055,700
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 10.2%

        1,500   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00          A3          1,359,195
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,456,650
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        4,005   Harris County-Houston Sports Authority, Texas, Senior Lien            11/30 at 61.17         AAA            581,846
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 -
                 MBIA Insured

        3,000   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/12 at 100.00         AAA          3,186,720
                 Series 2002B, 5.500%, 7/01/18 - FSA Insured

        3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          3,369,563
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32 (Pre-refunded 2/15/12)

          400   Killeen Independent School District, Bell County, Texas,              5/08 at 100.00         AAA            400,752
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          4,949,405
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,652,403
                 Program, Series 2003A, 5.125%, 8/01/42
                 (Alternative Minimum Tax)

          500   Victoria, Texas, General Obligation Bonds, Series 2001,               8/11 at 100.00         AA-            506,620
                 5.000%, 8/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,530   Total Texas                                                                                              18,463,154
------------------------------------------------------------------------------------------------------------------------------------


                                       39

NXR
Nuveen Select Tax-Free Income Portfolio 3 (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 0.3%

$         510   Port of Seattle, Washington, Revenue Bonds, Series 2001A,            10/11 at 100.00         Aa2     $      503,819
                 5.000%, 4/01/31 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.4%

        2,500   Wisconsin, General Obligation Refunding Bonds,                       11/13 at 100.00         AA-          2,525,350
                 Series 2003-3, 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
$     179,240   Total Municipal Bonds (cost $176,488,763)                                                               179,622,227
=============-----------------------------------------------------------------------------------------------------------------------

       SHARES   DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCKS - 0.0%

                AIRLINES - 0.0%

          220   UAL Corporation, (5)                                                                                 $        4,737
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $0)                                                                                 4,737
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $176,488,763) - 99.1%                                                           179,626,964
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.4)%                                                                         (665,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      2,325,656
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  181,287,620
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 532 and 172 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 532 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 48 shares on November 14, 2007. The remaining 220 shares of UAL common stock were still held by the Fund at March 31, 2008.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXC
Nuveen California Select Tax-Free Income Portfolio
Portfolio of INVESTMENTS
                                                                  March 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8%

$         220   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      202,332
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        1,505   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00         BBB          1,465,223
                 Settlement Asset-Backed Revenue Bonds, Fresno County
                 Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23

        4,045   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          2,549,119
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        5,770   Total Consumer Staples                                                                                    4,216,674
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 10.5%

        1,000   California Educational Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          1,017,990
                 Stanford University, Series 1999P, 5.000%, 12/01/23

           45   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3             42,621
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

        1,000   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,025,100
                 University of San Diego, Series 2002A, 5.500%, 10/01/32

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           35    5.000%, 11/01/21                                                    11/15 at 100.00          A2             35,510
           45    5.000%, 11/01/25                                                    11/15 at 100.00          A2             44,634

        3,000   California Infrastructure Economic Development Bank,                 10/11 at 101.00          A-          3,112,320
                 Revenue Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/19

        2,000   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          2,048,500
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.000%, 10/01/22 - FSA Insured

        1,000   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          1,002,780
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        1,000   University of California, General Revenue Bonds, Series 2006J,        5/15 at 101.00         AAA            916,440
                 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,125   Total Education and Civic Organizations                                                                   9,245,895
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.5%

          445   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2            417,900
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

          110   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+            101,999
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        2,550   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          2,463,274
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        2,000   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+          2,014,040
                 Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          1,595,505
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured


                                       41

NXC
Nuveen California Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,500   California Statewide Community Development Authority,                11/09 at 102.00          A+     $    1,501,620
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/26

        1,515   California Statewide Community Development Authority,                 3/16 at 100.00          A+          1,394,906
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          545   California Statewide Community Development Authority,                 8/16 at 100.00          A+            532,421
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,880   California Statewide Community Development Authority,                 6/08 at 100.50         AAA          1,902,767
                 Revenue Bonds, Los Angeles Orthopaedic Hospital Foundation,
                 Series 2000, 5.500%, 6/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,045   Total Health Care                                                                                        11,924,432
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 0.8%

          750   California Statewide Community Development Authority,                 8/12 at 100.00         N/R            701,558
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.1%

          135   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         Aa2            140,315
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.8%

        1,250   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          1,186,713
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)

          500   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            438,030
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Industrials                                                                                         1,624,743
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.8%

        1,500   ABAG Finance Authority for Non-Profit Corporations, California,      11/12 at 100.00          A+          1,510,305
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22

        1,000   California Statewide Communities Development Authority,              12/17 at 100.00        Baa1            937,670
                 Revenue Bonds, Inland Regional Center Project, Series 2007,
                 5.250%, 12/01/27

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Long-Term Care                                                                                      2,447,975
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.1%

          500   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00          AA            523,920
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
          750    5.000%, 2/01/23                                                      2/14 at 100.00          A+            757,883
          800    5.125%, 4/01/25                                                      4/14 at 100.00          A+            807,608

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         Aa3          1,022,220
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

                Golden West Schools Financing Authority, California,
                General Obligation Revenue Refunding Bonds, School District
                Program, Series 1999A:
        4,650    0.000%, 8/01/16 - MBIA Insured                                         No Opt. Call         AAA          3,225,984
        1,750    0.000%, 2/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,171,940
        2,375    0.000%, 8/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,554,081
        2,345    0.000%, 2/01/18 - MBIA Insured                                         No Opt. Call         AAA          1,476,529

                Mountain View-Los Altos Union High School District, Santa Clara
                County, California, General Obligation Capital Appreciation
                Bonds, Series 1995C:
        1,015    0.000%, 5/01/17 - MBIA Insured                                         No Opt. Call         AAA            671,940
        1,080    0.000%, 5/01/18 - MBIA Insured                                         No Opt. Call         AAA            672,073

          100   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AA-            100,971
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,220   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa     $    3,262,729
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          1,655,550
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured

        2,565   Sunnyvale School District, Santa Clara County, California,            9/15 at 100.00         AAA          2,617,454
                 General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,650   Total Tax Obligation/General                                                                             19,520,882
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.3%

        1,000   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          1,004,920
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

        3,500   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          4,088,875
                 Department of Corrections, Calipatria State Prison,
                 Series 1991A, 6.500%, 9/01/17 - MBIA Insured

        1,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          1,049,420
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/23

          660   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA+            714,338
                 Series 2004A, 5.000%, 7/01/15

          120   Capistrano Unified School District, Orange County, California,        9/15 at 100.00          A3            119,862
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          360   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            347,443
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,000   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA            994,410
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        1,050   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA            843,927
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Residual Series 1500, 9.910%, 6/01/45 -
                 AMBAC Insured (IF)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           60    5.000%, 9/01/26                                                      9/16 at 100.00         N/R             54,200
          135    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            119,727

          215   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            209,814
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,300   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,248,195
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

          105   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00          A-            101,796
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          130   Roseville, California, Certificates of Participation,                 8/13 at 100.00         AAA            130,837
                 Public Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          605   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA            652,027
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   San Mateo County Transit District, California, Sales Tax Revenue      6/15 at 100.00         AAA          3,124,410
                 Bonds, Series 2005A, 5.000%, 6/01/21 - MBIA Insured

          225   San Mateo Union High School District, San Mateo County,              12/17 at 100.00         AAA            220,201
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        1,000   Santa Clara County Board of Education, California, Certificates       4/12 at 101.00         AAA          1,005,270
                 of Participation, Series 2002, 5.000%, 4/01/25 - MBIA Insured

        1,000   Travis Unified School District, Solano County, California,            9/16 at 100.00          A3            985,760
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,465   Total Tax Obligation/Limited                                                                             17,015,432
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NXC
Nuveen California Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.3%

$       1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-     $      966,966
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        3,500   Los Angeles Harbors Department, California, Revenue Refunding         8/11 at 100.00         AAA          3,736,110
                 Bonds, Series 2001B, 5.500%, 8/01/17 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,650   Total Transportation                                                                                      4,703,076
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.9% (4)

          400   Beverly Hills Unified School District, Los Angeles County,            8/12 at 100.00      AA (4)            435,712
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 (Pre-refunded 8/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        1,750    5.750%, 5/01/17 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          1,964,340
        2,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,197,020

        2,600   California Educational Facilities Authority, Revenue Bonds,          11/11 at 100.00      A2 (4)          2,831,894
                 University of the Pacific, Series 2002, 5.250%, 11/01/21
                 (Pre-refunded 11/01/11)

          800   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00         AAA            889,056
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

        1,400   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,541,652
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)

        2,000   North Orange County Community College District, California,           8/12 at 101.00         AAA          2,189,420
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/22
                 (Pre-refunded 8/01/12) - MBIA Insured

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00      A+ (4)          1,104,580
                 5.250%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,950   Total U.S. Guaranteed                                                                                    13,153,674
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.4%

          645   Long Beach Bond Finance Authority, California, Natural                  No Opt. Call          A1            580,848
                 Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            206,266
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          215   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00          A-            211,109
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        1,010   Turlock Irrigation District, California, Revenue Refunding              No Opt. Call         Aaa          1,080,235
                 Bonds, Series 1992A, 6.250%, 1/01/12 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,070   Total Utilities                                                                                           2,078,458
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.5%

          150   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            148,218
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          250   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00          AA            250,150
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         825   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB     $      829,480
                 Revenue Certificates of Participation, Solar Photovoltaic Project,
                 Series 2003, 5.375%, 4/01/24

        1,000   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+            963,590
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Water and Sewer                                                                                     2,191,438
------------------------------------------------------------------------------------------------------------------------------------
$      93,085   Total Investments (cost $87,914,933) - 100.8%                                                            88,964,552
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.9)%                                                                       (1,700,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                        959,387
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  88,223,939
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXN
Nuveen New York Select Tax-Free Income Portfolio
Portfolio of INVESTMENTS
                                                                  March 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.2%

$         100   New York City Industrial Development Agency, New York,                9/15 at 100.00        Baa3     $       85,305
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.7%

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          460    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            432,796
          540    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            501,336

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total Consumer Staples                                                                                      934,132
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 11.6%

          100   Albany Industrial Development Agency, New York, Revenue Bonds,        7/17 at 100.00         BBB             89,205
                 Albany Law School, Series 2007A, 5.000%, 7/01/31

           50   Albany Industrial Development Agency, New York, Revenue Bonds,        4/17 at 100.00         N/R             40,405
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37

        1,700   Amherst Industrial Development Agency, New York, Revenue              8/12 at 101.00         AAA          1,733,337
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 -
                 AMBAC Insured

           30   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             28,022
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

          430   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA            398,541
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

          785   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00          A-            792,112
                 Bonds, Iona College, Series 2002, 5.000%, 7/01/22 -
                 XLCA Insured

           50   Dormitory Authority of the State of New York, Lease Revenue           7/15 at 100.00         AAA             50,329
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

          315   Dormitory Authority of the State of New York, Second General            No Opt. Call          A1            332,618
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1990C, 7.500%, 7/01/10 - FGIC Insured

          430   Dutchess County Industrial Development Agency, New York,              8/17 at 100.00          A3            382,111
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36

          100   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-             97,563
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          650   New York City Industrial Development Agency, New York,                4/08 at 100.00         AAA            527,326
                 Civic Facility Revenue Bonds, Horace Mann School,
                 Series 2002, 4.644%, 7/01/41 - MBIA Insured (4)

          100   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-             94,532
                 Civic Facility Revenue Bonds, St. Francis College,
                 Series 2004, 5.000%, 10/01/34

          500   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-            507,105
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          430   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            402,897
                 PILOT Revenue Bonds, Queens Baseball Stadium Project,
                 Series 2006, 4.750%, 1/01/42 - AMBAC Insured

          590   New York City Industrial Development Authority, New York,             9/16 at 100.00          A3            524,894
                 PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                 4.500%, 3/01/39 - FGIC Insured

          200   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            198,204
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$          65   Seneca County Industrial Development Authority, New York,            10/17 at 100.00         BBB     $       60,744
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
        6,525   Total Education and Civic Organizations                                                                   6,259,945
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 0.9%

          435   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-            456,606
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.9%

          450   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00          A3            445,892
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
          110    5.375%, 7/01/20                                                      7/11 at 101.00         Ba2            107,389
          100    5.500%, 7/01/30                                                      7/11 at 101.00         Ba2             93,393

          950   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA            944,329
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

          670   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA            687,199
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          405   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA            444,982
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,680   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,794,660
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/17 - AMBAC Insured

        1,195   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,276,559
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/17 - AMBAC Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            486,260
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

                Madison County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Oneida Health System, Series 2007A:
          100    5.250%, 2/01/27                                                        No Opt. Call        BBB-             92,233
           90    5.500%, 2/01/32                                                        No Opt. Call        BBB-             82,831

          750   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            779,310
                 Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 -
                 AMBAC Insured

          250   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            242,905
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total Health Care                                                                                         7,477,942
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.1%

        1,000   New Hartford-Sunset Woods Funding Corporation, New York,              8/12 at 101.00         AAA          1,040,670
                 FHA-Insured Mortgage Revenue Bonds, Sunset Woods
                 Apartments II Project, Series 2002, 5.350%, 2/01/20

          250   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            250,763
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          160   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            146,662
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

          275   New York State Housing Finance Agency, Affordable Housing            11/17 at 100.00         Aa2            254,554
                 Revenue, Series 2007A, 5.250%, 11/01/38
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,685   Total Housing/Multifamily                                                                                 1,692,649
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.2%

        2,000   New York State Mortgage Agency, Homeowner Mortgage                   10/11 at 100.00         Aa1          2,011,340
                 Revenue Bonds, Series 101, 5.000%, 10/01/18
                 (Alternative Minimum Tax)


                                       47

NXN
Nuveen New York Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       2,500   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/11 at 100.00         Aaa     $    2,402,649
                 Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Housing/Single Family                                                                               4,413,989
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 12.0%

        1,980   Dormitory Authority of the State of New York, FHA-Insured             8/11 at 101.00         AAA          1,976,931
                 Nursing Home Mortgage Revenue Bonds, Norwegian
                 Christian Home and Health Center, Series 2001,
                 5.200%, 8/01/36 - MBIA Insured

          100   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            100,203
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

           50   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00         N/R             39,597
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

        2,000   East Rochester Housing Authority, New York, FHA-Insured               8/12 at 101.00         AAA          2,085,579
                 Mortgage Revenue Refunding Bonds, Jewish Home of
                 Rochester, Series 2002, 4.625%, 2/15/17

        1,000   East Rochester Housing Authority, New York, Revenue Bonds,           12/12 at 103.00         AAA          1,037,370
                 GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence
                 Project, Series 2002A, 5.375%, 12/20/22

          980   New York City Industrial Development Agency, New York,               11/12 at 101.00         AA+            935,390
                 GNMA Collateralized Mortgage Revenue Bonds, Eger Harbor
                 House Inc., Series 2002A, 4.950%, 11/20/32

           25   Suffolk County Industrial Development Agency, New York,               7/16 at 100.00         N/R             23,880
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2008-B1, 5.500%, 7/01/18

          275   Yonkers Industrial Development Agency, New York, Civic Facilities     7/16 at 101.00         N/R            262,675
                 Revenue Bonds, Special Needs Facilities Pooled Program Bonds,
                 Series 2008-C1, 5.500%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
        6,410   Total Long-Term Care                                                                                      6,461,625
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.2%

           90   Jefferson County Industrial Development Agency, New York,            12/13 at 100.00         BBB             81,536
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company Project, Series 2003A, 5.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 8.4%

                Clarkstown, Rickland County, New York, Various Purposes
                Serial Bonds, Series 1992:
          505    5.600%, 6/15/10 - AMBAC Insured                                        No Opt. Call         AAA            539,800
          525    5.600%, 6/15/11 - AMBAC Insured                                        No Opt. Call         AAA            572,712
          525    5.600%, 6/15/12 - AMBAC Insured                                        No Opt. Call         AAA            585,412

           15   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA             13,561
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

          300   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         Aaa            326,613
                 Fiscal Series 2004C, 5.250%, 8/15/16

          200   New York City, New York, General Obligation Bonds,                    3/15 at 100.00          AA            210,862
                 Fiscal Series 2005J, 5.000%, 3/01/19 - FGIC Insured

        1,000   New York City, New York, General Obligation Bonds,                    6/16 at 100.00          AA          1,010,620
                 Fiscal Series 2006J-1, 5.000%, 6/01/25

        1,260   New York City, New York, General Obligation Bonds,                   12/17 at 100.00          AA          1,287,380
                 Series D, 5.125%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
        4,330   Total Tax Obligation/General                                                                              4,546,960
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.2%

          600   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA            613,158
                 Series 2003A, 5.000%, 11/01/23

          500   Erie County Industrial Development Agency, New York,                  5/14 at 100.00         AAA            536,270
                 School Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

          500   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA            530,720
                 Service Contract Refunding Bonds, Series 2002A,
                 5.500%, 1/01/20 - MBIA Insured

           95   Nassau County Interim Finance Authority, New York,                    5/08 at 100.00         AAA             95,101
                 Sales Tax Secured Revenue Bonds, Series 2001A-2,
                 5.125%, 11/15/21 - AMBAC Insured


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$         250    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA     $      255,445
          200    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            203,566
        1,225    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,234,482

          600   New York City Transitional Finance Authority, New York,               1/17 at 100.00         AA-            603,348
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

          670   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA            687,085
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

          550   New York City Transitional Finance Authority, New York,              11/17 at 100.00         AAA            560,890
                 Future Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27

          775   New York State Environmental Facilities Corporation,                 12/17 at 100.00         AAA            795,336
                 State Personal Income Tax Revenue Bonds, Series 2008A,
                 5.000%, 12/15/26 (UB)

          250   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA            260,605
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/21 -
                 MBIA Insured

          570   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA            639,745
                 Trust Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured (UB)

          425   New York State Thruway Authority, Highway and Bridge Trust           10/17 at 100.00          AA            432,722
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,029,060
          250    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 100.00         AAA            256,225

          500   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-            517,755
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

           30   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-             31,610
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
        8,990   Total Tax Obligation/Limited                                                                              9,283,123
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.0%

          180   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            183,168
                 Series 2001A, 5.625%, 7/15/25

          500   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call           A            535,875
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured

          100   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA            100,657
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

          105   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AA-            105,223
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/31 - XLCA Insured

          160   Port Authority of New York and New Jersey, One Hundred and            8/17 at 100.00         AAA            165,274
                 Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                 10.129%, 8/15/32 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        1,045   Total Transportation                                                                                      1,090,197
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 6.3% (5)

          220   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00     N/R (5)            243,168
                 Series 2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)

        1,165   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          1,363,108
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

          250   Dormitory Authority of the State of New York, Revenue Bonds,          5/13 at 100.00         Aaa            278,355
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23 (Pre-refunded 5/01/13)

          415   Suffolk County Water Authority, New York, Water Revenue                 No Opt. Call         AAA            450,068
                 Bonds, Series 1986V, 6.750%, 6/01/12 (ETM)

        1,005   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                     7/12 at 100.00         AAA          1,079,792
                 Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        3,055   Total U.S. Guaranteed                                                                                     3,414,491
------------------------------------------------------------------------------------------------------------------------------------


                                       49

NXN
Nuveen New York Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS March 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.4%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
$         570    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00          A-     $      578,362
          430    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00          A-            432,262

          500   New York State Energy Research and Development Authority,             3/11 at 100.00         AAA            503,840
                 Pollution Control Revenue Bonds, New York State Electric and
                 Gas Corporation, Series 2005A, 4.100%, 3/15/15 -
                 MBIA Insured

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa2            247,325
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

           60   Westchester County Industrial Development Agency,                     7/08 at 100.00         BBB             60,245
                 Westchester County, New York, Resource Recovery
                 Revenue Bonds, RESCO Company, Series 1996,
                 5.500%, 7/01/09 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,810   Total Utilities                                                                                           1,822,034
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.3%

        2,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          2,509,647
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001C, 5.125%, 6/15/33

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Loan, Series 2002B:
        2,000    5.250%, 6/15/19                                                      6/12 at 100.00         AAA          2,109,639
        2,000    5.000%, 6/15/27                                                      6/12 at 100.00         AAA          2,020,999

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Water and Sewer                                                                                     6,640,285
------------------------------------------------------------------------------------------------------------------------------------
$      53,725   Total Investments (cost $54,323,046) - 101.4%                                                            54,660,819
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.9)%                                                                       (1,017,500)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                        264,917
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   53,908,236
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of March 31, 2008. During March 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. Subsequent to March 31, 2008, at least one rating agency reduced the rating for MBIA-insured bonds to AA. As of March 31, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                                                  March 31, 2008
                                                        SELECT            SELECT           SELECT        CALIFORNIA         NEW YORK
                                                      TAX-FREE        TAX-FREE 2       TAX-FREE 3   SELECT TAX-FREE  SELECT TAX-FREE
                                                         (NXP)             (NXQ)            (NXR)             (NXC)            (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $223,402,676, $240,924,193,
   $176,488,763, $87,914,933 and
   $54,323,046, respectively)                     $230,585,764      $241,603,532     $179,626,964       $88,964,552     $54,660,819
Cash                                                   336,654                --          300,763           110,436              --
Receivables:
   Interest                                          3,686,466         3,751,241        2,745,668         1,195,494         789,933
   Investments sold                                    825,000         3,761,000              --                 --              --
Other assets                                            69,488            73,298           54,904            30,837          21,867
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 235,503,372       249,189,071      182,728,299        90,301,319      55,472,619
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                              --           397,011               --                --         316,625
Floating rate obligations                                   --         2,470,000          665,000         1,700,000       1,017,500
Accrued expenses:
   Management fees                                      45,828            58,179           43,347            21,386          13,097
   Other                                               127,872           132,989           94,115            44,894          34,188
Common share dividends payable                         836,078           886,617          638,217           311,100         182,973
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              1,009,778         3,944,796        1,440,679         2,077,380       1,564,383
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $234,493,594      $245,244,275     $181,287,620       $88,223,939     $53,908,236
====================================================================================================================================
Shares outstanding                                  16,394,661        17,607,068       12,964,124         6,259,969       3,909,050
====================================================================================================================================
Net asset value per share outstanding             $      14.30      $      13.93     $      13.98       $     14.09     $     13.79
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                  $    163,947      $    176,071     $    129,641       $    62,600     $    39,091
Paid-in surplus                                    227,877,262       245,689,700      178,371,732        87,162,597      53,633,470
Undistributed (Over-distribution of)
   net investment income                               614,501           364,500         (269,392)           34,049         (61,907)
Accumulated net realized gain (loss)
   from investments                                 (1,345,204)       (1,665,335)         (82,562)          (84,926)        (40,191)
Net unrealized appreciation (depreciation)
   of investments                                    7,183,088           679,339        3,138,201         1,049,619         337,773
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $234,493,594      $245,244,275     $181,287,620       $88,223,939      53,908,236
====================================================================================================================================
Authorized shares                                    Unlimited         Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                                                       Year Ended March 31, 2008
                                                        SELECT            SELECT           SELECT        CALIFORNIA         NEW YORK
                                                      TAX-FREE        TAX-FREE 2       TAX-FREE 3   SELECT TAX-FREE  SELECT TAX-FREE
                                                         (NXP)             (NXQ)            (NXR)             (NXC)            (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $12,238,893      $ 12,584,653      $ 8,979,020       $ 4,491,835     $ 2,651,121
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                        543,406           701,477          516,876           257,061         156,567
Shareholders' servicing agent fees and expenses         27,630            25,618           21,124             7,506           6,080
Interest expense on floating rate obligations               --            99,652           23,485            55,185          16,365
Custodian's fees and expenses                           60,326            55,312           39,582            24,476          29,435
Trustees' fees and expenses                              5,300             5,767            4,312             2,054           1,312
Professional fees                                       20,005            21,287           17,511            12,707          10,824
Shareholders' reports - printing and mailing expenses   48,069            48,511           35,566            17,220          13,462
Stock exchange listing fees                              9,565             9,551            9,551             9,551           9,551
Investor relations expense                              28,792            29,834           21,581            10,117           6,521
Other expenses                                           8,196             8,916            7,259             5,332           4,559
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit             751,289         1,005,925          696,847           401,209         254,676
   Custodian fee credit                                (21,931)          (40,202)         (23,584)          (10,429)        (10,175)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           729,358           965,723          673,263           390,780         244,501
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               11,509,535        11,618,930        8,305,757         4,101,055       2,406,620
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                         147,459          (288,340)         (48,471)          (84,927)        (82,020)
   Forward swaps                                            --                --               --                --          41,813
Change in net unrealized appreciation
   (depreciation) of investments                    (7,207,078)      (11,881,693)      (5,615,646)       (3,947,262)     (1,858,128)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             (7,059,619)      (12,170,033)      (5,664,117)       (4,032,189)     (1,898,335)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                 $ 4,449,916      $   (551,103)     $ 2,641,640       $    68,866     $   508,285
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS
                                    SELECT TAX-FREE (NXP)              SELECT TAX-FREE 2 (NXQ)            SELECT TAX-FREE 3 (NXR)
                                ------------------------------      -----------------------------      -----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                     3/31/08           3/31/07           3/31/08          3/31/07           3/31/08         3/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 11,509,535      $ 11,474,716      $ 11,618,930     $ 11,534,253       $ 8,305,757     $ 8,287,859
Net realized gain (loss) from:
   Investments                       147,459           101,116          (288,340)          50,177           (48,471)        406,807
   Forward swaps                          --                --                --               --                --              --
Change in net
   unrealized appreciation
   (depreciation) of investments  (7,207,078)        1,235,561       (11,881,693)       2,445,717        (5,615,646)      1,364,381
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                 4,449,916        12,811,393          (551,103)      14,030,147         2,641,640      10,059,047
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income       (11,213,242)      (11,203,086)      (11,242,116)     (11,198,098)       (8,322,967)     (8,322,970)
From accumulated
   net realized gains                     --                --                --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   from distributions
   to shareholders               (11,213,242)      (11,203,086)      (11,242,116)     (11,198,098)       (8,322,967)      (8,322,970
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
    to shareholders due to
   reinvestment of distributions     182,700            60,273                --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets from
   capital share transactions        182,700            60,273                --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                  (6,580,626)        1,668,580       (11,793,219)       2,832,049        (5,681,327)      1,736,077
Net assets at the
   beginning of year             241,074,220       239,405,640       257,037,494      254,205,445       186,968,947     185,232,870
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year   $234,493,594      $241,074,220      $245,244,275     $257,037,494      $181,287,620    $186,968,947
====================================================================================================================================
Undistributed
   (Over-distribution of) net
   investment income at the
   end of year                  $    614,501      $    318,396      $    364,500     $     (7,095)     $   (269,392)   $   (252,182)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (continued)
                                                                 CALIFORNIA SELECT TAX-FREE (NXC)     NEW YORK SELECT TAX-FREE (NXN)
                                                                 --------------------------------     ------------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        3/31/08          3/31/07           3/31/08          3/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 4,101,055      $ 4,021,145       $ 2,406,620      $ 2,393,813
Net realized gain (loss) from:
   Investments                                                          (84,927)         166,092           (82,020)          50,741
   Forward swaps                                                             --               --            41,813               --
Change in net unrealized appreciation
   (depreciation) of investments                                     (3,947,262)         957,522        (1,858,128)         444,355
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from operations                                                      68,866        5,144,759           508,285        2,888,909
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                           (3,995,905)      (3,979,498)       (2,391,875)      (2,391,832)
From accumulated net realized gains                                     (66,966)        (140,158)          (47,290)        (142,259)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                                   (4,062,871)      (4,119,656)       (2,439,165)      (2,534,091)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
    reinvestment of distributions                                        40,911               --            11,240               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions                                       40,911               --            11,240               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                (3,953,094)       1,025,103        (1,919,640)         354,818
Net assets at the beginning of year                                  92,177,033       91,151,930        55,827,876       55,473,058
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $88,223,939      $92,177,033       $53,908,236      $55,827,876
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
   investment income at the
   end of year                                                      $    34,049      $   (70,984)      $   (61,907)     $   (76,409)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3
(NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
FINANCIAL STATEMENTS (continued)



Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended March 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended March 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended March 31, 2008, were as follows:

                                                                          CALIFORNIA     NEW YORK
                                                    SELECT       SELECT       SELECT       SELECT
                                                TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                     (NXQ)        (NXR)        (NXC)        (NXN)
-------------------------------------------------------------------------------------------------
Average floating rate obligations               $2,859,344     $665,000   $1,584,557     $454,939
Average annual interest rate and fees                3.49%        3.53%        3.48%        3.60%
=================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. New York Select Tax-Free
(NXN) was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended March 31, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Notes to
FINANCIAL STATEMENTS (continued)



Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                               SELECT                     SELECT                    SELECT
                                           TAX-FREE (NXP)            TAX-FREE 2 (NXQ)          TAX-FREE 3 (NXR)
                                     ------------------------   -----------------------   -----------------------
                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        3/31/08       3/31/07      3/31/08      3/31/07      3/31/08      3/31/07
-----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                      12,459         4,106           --           --           --           --
=================================================================================================================
                                                                     CALIFORNIA SELECT          NEW YORK SELECT
                                                                      TAX-FREE (NXC)            TAX-FREE (NXN)
                                                                -----------------------   -----------------------
                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                   3/31/08      3/31/07      3/31/08      3/31/07
-----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                  2,899           --          827           --
=================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended March 31, 2008, were as follows:

                                                                                           CALIFORNIA     NEW YORK
                                                        SELECT       SELECT       SELECT       SELECT       SELECT
                                                      TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                         (NXP)        (NXQ)        (NXR)        (NXC)        (NXN)
------------------------------------------------------------------------------------------------------------------
Purchases                                           $8,453,938  $17,602,128   $3,901,081   $8,029,347  $11,262,428
Sales and maturities                                 8,715,879   18,211,690    3,237,355    7,123,991   11,066,360
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2008, the cost of investments was as follows:

                                                                                              CALIFORNIA      NEW YORK
                                                        SELECT        SELECT        SELECT        SELECT        SELECT
                                                      TAX-FREE    TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
                                                         (NXP)         (NXQ)         (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------
Cost of investments                              $222,916,515   $238,350,732  $175,764,223   $86,262,056   $53,295,526
======================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2008, were as follows:

                                                                                              CALIFORNIA      NEW YORK
                                                        SELECT        SELECT        SELECT        SELECT        SELECT
                                                      TAX-FREE    TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
                                                         (NXP)         (NXQ)         (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                    $11,700,055   $ 7,456,503   $ 6,648,770   $ 3,006,599    $1,183,594
   Depreciation                                     (4,030,806)   (6,673,272)   (3,451,477)   (2,004,111)     (839,292)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                   $ 7,669,249   $   783,231   $ 3,197,293   $ 1,002,488    $  344,302
======================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2008, the Funds' tax year end, were as follows:

                                                                                              CALIFORNIA      NEW YORK
                                                        SELECT        SELECT        SELECT        SELECT        SELECT
                                                      TAX-FREE    TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
                                                         (NXP)         (NXQ)         (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                $1,061,243    $1,211,279      $364,661      $378,533      $130,930
Undistributed net ordinary income**                      1,594         1,512           439            --            --
Undistributed net long-term capital gains                   --            --            --            --            --
======================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2008, paid on April 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended March 31, 2008 and March 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                                              CALIFORNIA      NEW YORK
                                                        SELECT        SELECT        SELECT        SELECT        SELECT
                                                      TAX-FREE    TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
2008                                                     (NXP)         (NXQ)         (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***        $11,212,532   $11,198,099    $8,322,967    $3,980,219    $2,392,058
Distributions from net ordinary income**                    --            --            --            --            --
Distributions from net long-term capital gains****          --            --            --        66,849        47,064
======================================================================================================================

                                                                                              CALIFORNIA      NEW YORK
                                                        SELECT        SELECT        SELECT        SELECT        SELECT
                                                      TAX-FREE    TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
2007                                                     (NXP)         (NXQ)         (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income           $11,202,851   $11,198,098    $8,322,970    $3,979,498    $2,391,832
Distributions from net ordinary income**                    --            --            --            --            --
Distributions from net long-term capital gains              --            --            --       140,158       142,259
======================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2008.

Notes to
FINANCIAL STATEMENTS (continued)


At March 31, 2008, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                          CALIFORNIA     NEW YORK
                                                       SELECT       SELECT       SELECT       SELECT       SELECT
                                                     TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                        (NXP)        (NXQ)        (NXR)        (NXC)        (NXN)
-----------------------------------------------------------------------------------------------------------------
Expiration:
   March 31, 2015                                  $1,345,204   $1,369,835      $18,217      $    --      $    --
   March 31, 2016                                          --        7,597       54,760       34,855       40,191
-----------------------------------------------------------------------------------------------------------------
Total                                              $1,345,204   $1,377,432      $72,977      $34,855      $40,191
=================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through March 31, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                             SELECT       SELECT
                                                         TAX-FREE 2   TAX-FREE 3
                                                              (NXQ)        (NXR)
--------------------------------------------------------------------------------
                                                           $262,895       $9,584
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                                                           SELECT TAX-FREE 2 (NXQ)
                                                                                           SELECT TAX-FREE 3 (NXR)
                                                                                  CALIFORNIA SELECT TAX-FREE (NXC)
                                                 SELECT TAX-FREE (NXP)              NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS                           FUND-LEVEL FEE RATE                         FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------
For the first $125 million                                      .0500%                                      .1000%
For the next $125 million                                       .0375                                       .0875
For the next $250 million                                       .0250                                       .0750
For the next $500 million                                       .0125                                       .0625
==================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of March 31, 2008, the complex-level fee rate was .1870%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger
On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement

Notes to
FINANCIAL STATEMENTS (continued)


with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. As of March 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on May 1, 2008, to shareholders of record on April 15, 2008, as follows:

                                                         CALIFORNIA     NEW YORK
                      SELECT       SELECT       SELECT       SELECT       SELECT
                    TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                       (NXP)        (NXQ)        (NXR)        (NXC)        (NXN)
--------------------------------------------------------------------------------
Dividend per share    $.0570       $.0555       $.0535       $.0555       $.0510
================================================================================

Financial
HIGHLIGHTS

Financial
HIGHLIGHTS

Selected data for a share outstanding throughout each period:

                                            Investment Operations                 Less Distributions
                                    -----------------------------------     ------------------------------
                                                          Net
                      Beginning            Net      Realized/                      Net
                      Net Asset     Investment     Unrealized               Investment   Capital
                          Value         Income     Gain (Loss)    Total         Income     Gains     Total
===========================================================================================================
SELECT TAX-FREE (NXP)
-----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                     $14.72           $.70          $(.44)    $ .26          $(.68)     $ --     $(.68)
2007                      14.62            .70            .08       .78           (.68)       --      (.68)
2006                      14.62            .70           (.02)      .68           (.68)       --      (.68)
2005                      14.85            .70           (.12)      .58           (.71)     (.10)     (.81)
2004                      14.82            .73            .15       .88           (.76)     (.09)     (.85)

SELECT TAX-FREE 2 (NXQ)
-----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                      14.60            .66           (.69)     (.03)          (.64)       --      (.64)
2007                      14.44            .66            .14       .80           (.64)       --      (.64)
2006                      14.38            .66            .06       .72           (.65)     (.01)     (.66)
2005                      14.56            .67           (.13)      .54           (.68)     (.04)     (.72)
2004                      14.45            .70            .19       .89           (.72)     (.06)     (.78)
===========================================================================================================
                                                       Total Returns
                                                   ---------------------
                            Ending                             Based on
                               Net       Ending    Based on         Net
                             Asset       Market      Market       Asset
                             Value        Value       Value*      Value*
========================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------
Year Ended 3/31:
2008                        $14.30       $14.24         .61%       1.83%
2007                         14.72        14.85        9.59        5.48
2006                         14.62        14.21       10.41        4.74
2005                         14.62        13.50         .17        4.00
2004                         14.85        14.30        7.34        6.13

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------
Year Ended 3/31:
2008                         13.93        13.79        2.69        (.24)
2007                         14.60        14.07       10.21        5.62
2006                         14.44        13.37        7.39        5.12
2005                         14.38        13.08         .11        3.82
2004                         14.56        13.80        8.35        6.31
========================================================================
                                                                   Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets               Ratios to Average Net Assets
                                                    Before Credit                              After Credit**
                                        --------------------------------------   --------------------------------------
                              Ending
                                 Net      Expenses      Expenses           Net     Expenses      Expenses           Net   Portfolio
                              Assets     Including     Excluding    Investment    Including     Excluding    Investment    Turnover
                                (000)   Interest(a)   Interest(a)       Income   Interest(a)   Interest(a)       Income        Rate
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                        $234,494           .32%          .32%         4.83%         .31%          .31%         4.83%          4%
2007                         241,074           .31           .31          4.77          .30           .30          4.78           2
2006                         239,406           .32           .32          4.72          .31           .31          4.73           4
2005                         239,460           .33           .33          4.76          .32           .32          4.77          11
2004                         243,165           .34           .34          4.90          .33           .33          4.91          16

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                         245,244           .40           .36          4.58          .38           .34          4.60           7
2007                         257,037           .37           .36          4.50          .36           .35          4.51           3
2006                         254,205           .36           .36          4.51          .35           .35          4.52          11
2005                         253,158           .37           .37          4.68          .36           .36          4.69          13
2004                         256,373           .39           .39          4.86          .38           .38          4.86          10
====================================================================================================================================

                             Floating Rate Obligations
                                 at End of Period
                            --------------------------
                             Aggregate
                                 Amount          Asset
                            Outstanding       Coverage
                                  (000)     Per $1,000
======================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------
Year Ended 3/31:
2008                               $ --           $ --
2007                                 --             --
2006                                 --             --
2005                                 --             --
2004                                 --             --
SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------
Year Ended 3/31:
2008                              2,470        100,289
2007                              1,135        227,465
2006                                 --             --
2005                                 --             --
2004                                 --             --
======================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  64-65 spread

Financial
HIGHLIGHTS (continued)


Selected data for a share outstanding throughout each period:

                                            Investment Operations                 Less Distributions
                                    -----------------------------------     ------------------------------
                                                          Net
                      Beginning            Net      Realized/                      Net
                      Net Asset     Investment     Unrealized               Investment   Capital
                          Value         Income     Gain (Loss)    Total         Income     Gains     Total
===========================================================================================================
SELECT TAX-FREE 3 (NXR)
-----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                     $14.42           $.64          $(.44)     $.20          $(.64)     $ --     $(.64)
2007                      14.29            .64            .13       .77           (.64)       --      (.64)
2006                      14.22            .65            .06       .71           (.64)       --      (.64)
2005                      14.37            .66           (.11)      .55           (.67)     (.03)     (.70)
2004                      14.28            .69            .16       .85           (.69)     (.07)     (.76)

CALIFORNIA SELECT
TAX-FREE (NXC)
-----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                      14.73            .66           (.65)      .01           (.64)     (.01)     (.65)
2007                      14.57            .64            .18       .82           (.64)     (.02)     (.66)
2006                      14.54            .65            .09       .74           (.65)     (.06)     (.71)
2005                      14.68            .66           (.09)      .57           (.66)     (.05)     (.71)
2004                      14.54            .68            .19       .87           (.68)     (.05)     (.73)
===========================================================================================================
                                                       Total Returns
                                                   ---------------------
                            Ending                             Based on
                               Net       Ending    Based on         Net
                             Asset       Market      Market       Asset
                             Value        Value       Value*      Value*
========================================================================
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------
Year Ended 3/31:
2008                        $13.98       $13.75        2.91%       1.42%
2007                         14.42        14.01        9.15        5.51
2006                         14.29        13.45       10.12        5.10
2005                         14.22        12.82        (.17)       4.01
2004                         14.37        13.56        9.96        6.13

CALIFORNIA SELECT
TAX-FREE (NXC)
------------------------------------------------------------------------
Year Ended 3/31:
2008                         14.09        14.08        3.68         .05
2007                         14.73        14.22        9.89        5.72
2006                         14.57        13.56        6.52        5.17
2005                         14.54        13.40         .50        3.99
2004                         14.68        14.06        9.14        6.16
========================================================================
                                                                   Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets               Ratios to Average Net Assets
                                                    Before Credit                              After Credit**
                                        --------------------------------------   --------------------------------------
                              Ending
                                 Net      Expenses      Expenses           Net     Expenses      Expenses           Net   Portfolio
                              Assets     Including     Excluding    Investment    Including     Excluding    Investment    Turnover
                                (000)   Interest(a)   Interest(a)       Income   Interest(a)   Interest(a)       Income        Rate
====================================================================================================================================
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                        $181,288           .38%          .36%         4.49%         .36%          .35%         4.50%          2%
2007                         186,969           .38           .37          4.43          .36           .35          4.45           9
2006                         185,233           .37           .37          4.51          .35           .35          4.52           6
2005                         184,379           .38           .38          4.66          .37           .37          4.67          16
2004                         186,358           .38           .38          4.84          .38           .38          4.85           6

CALIFORNIA SELECT
TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                          88,224           .44           .38          4.52          .43           .37          4.53           8
2007                          92,177           .40           .39          4.37          .39           .38          4.38          16
2006                          91,152           .38           .38          4.42          .37           .37          4.43           8
2005                          90,949           .39           .39          4.55          .39           .39          4.56          13
2004                          91,864           .40           .40          4.64          .39           .39          4.65          30
====================================================================================================================================

                             Floating Rate Obligations
                                 at End of Period
                            --------------------------
                             Aggregate
                                 Amount          Asset
                            Outstanding       Coverage
                                  (000)     Per $1,000
======================================================
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------
Year Ended 3/31:
2008                               $665       $273,613
2007                                665        282,156
2006                                 --             --
2005                                 --             --
2004                                 --             --

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------
Year Ended 3/31:
2008                              1,700         52,896
2007                                758        122,606
2006                                 --             --
2005                                 --             --
2004                                 --             --
======================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  66-67 spread

Financial
HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

                                            Investment Operations                 Less Distributions
                                    -----------------------------------     ------------------------------
                                                          Net
                      Beginning            Net      Realized/                      Net
                      Net Asset     Investment     Unrealized               Investment   Capital
                          Value         Income     Gain (Loss)    Total         Income     Gains     Total
===========================================================================================================
NEW YORK SELECT
TAX-FREE (NXN)
-----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                     $14.28           $.62          $(.49)     $.13          $(.61)    $(.01)    $(.62)
2007                      14.19            .61            .13       .74           (.61)     (.04)     (.65)
2006                      14.28            .62           (.02)      .60           (.62)     (.07)     (.69)
2005                      14.57            .64           (.21)      .43           (.66)     (.06)     (.72)
2004                      14.51            .68            .14       .82           (.68)     (.08)     (.76)
===========================================================================================================
                                                 Total Returns
                                             ---------------------
                      Ending                             Based on
                         Net       Ending    Based on         Net
                       Asset       Market      Market       Asset
                       Value        Value       Value*      Value*
==================================================================
NEW YORK SELECT
TAX-FREE (NXN)
------------------------------------------------------------------
Year Ended 3/31:
2008                  $13.79       $13.79        2.06%       .94%
2007                   14.28        14.15       11.15        5.30
2006                   14.19        13.35        2.84        4.19
2005                   14.28        13.65         .05        3.10
2004                   14.57        14.40       11.81        5.84
==================================================================
                                                           Ratios/Supplemental Data
                    --------------------------------------------------------------------------------------------------------
                                    Ratios to Average Net Assets               Ratios to Average Net Assets
                                            Before Credit                              After Credit**
                                --------------------------------------   --------------------------------------
                      Ending
                         Net      Expenses      Expenses           Net     Expenses      Expenses           Net   Portfolio
                      Assets     Including     Excluding    Investment    Including     Excluding    Investment    Turnover
                        (000)   Interest(a)   Interest(a)       Income   Interest(a)   Interest(a)       Income        Rate
============================================================================================================================
NEW YORK SELECT
TAX-FREE (NXN)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008                 $53,908           .46%          .43%         4.35%         .44%          .41%         4.37%         20%
2007                  55,828           .46           .42          4.29          .45           .41          4.30           6
2006                  55,473           .41           .41          4.28          .40           .40          4.29          13
2005                  55,817           .41           .41          4.48          .41           .41          4.48          13
2004                  56,958           .43           .43          4.65          .42           .42          4.65          16
============================================================================================================================

                             Floating Rate Obligations
                                 at End of Period
                            --------------------------
                             Aggregate
                                 Amount          Asset
                            Outstanding       Coverage
                                  (000)     Per $1,000
======================================================
NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------
Year Ended 3/31:
2008                             $1,018        $53,981
2007                              1,710         33,648
2006                                 --             --
2005                                 --             --
2004                                 --             --
======================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  68-69 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                           Former director (1994-November 12, 2007),
   3/28/49                     Chairman of           1994                               Chairman (1996-June 30, 2007), Non-Executive
   333 W. Wacker Drive         the Board             CLASS I               184          Chairman (July 1, 2007-November 12, 2007)
   Chicago, IL 60606           and Board Member                                         and Chief Executive Officer (1996-June 30,
                                                                                        2007) of Nuveen Investments, Inc., Nuveen
                                                                                        Asset Management and certain other
                                                                                        subsidiaries of Nuveen Investments, Inc.;
                                                                                        formerly, Director (1992-2006) of
                                                                                        Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             184
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             184          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              184          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).


                                       70

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              182          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                           1997                               Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          CLASS III             184          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               184          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               184          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission on
                                                                                        Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  184          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  120          1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                    Structured Investments.


                                       71

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  184
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                    Vice President and Treasurer of Nuveen
   11/28/67                                                                             Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  184          Inc.; Vice President and Treasurer of Nuveen
   Chicago, IL 60606                                                                    Asset Management (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC. (since
                                                                                        2002); Rittenhouse Asset Management, Inc.
                                                                                        (since 2003), Tradewinds NWQ Global
                                                                                        Investors, LLC (since 2006), Santa Barbara
                                                                                        Asset Management, LLC (since 2006) and
                                                                                        Nuveen HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Treasurer of
                                                                                        Symphony Asset Management LLC (since 2003);
                                                                                        formerly, Vice President and Treasurer
                                                                                        (1999-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3),
                                                                                        Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  184          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  184          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 West Wacker Drive       Officer and           2003                  184          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  184          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  184
   Chicago, IL 60606


                                       72

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:

[] LARRY W. MARTIN                                                                     Vice President, Assistant Secretary and
   7/27/51                     Vice President                                          Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  184         Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                               2005) and Assistant Secretary of Nuveen
                                                                                       Investments, Inc.; Vice President (since
                                                                                       2005) and Assistant Secretary (since 1997)
                                                                                       of Nuveen Asset Management; Vice President
                                                                                       (since 2000), Assistant Secretary and
                                                                                       Assistant General Counsel (since 1998) of
                                                                                       Rittenhouse Asset Management, Inc.; Vice
                                                                                       President and Assistant Secretary of Nuveen
                                                                                       Investments Advisers Inc. (since 2002); NWQ
                                                                                       Investment Management Company, LLC (since
                                                                                       2002), Symphony Asset Management LLC (since
                                                                                       2003), Tradewinds Global Investors, LLC,
                                                                                       Santa Barbara Asset Management LLC (since
                                                                                       2006) and of Nuveen HydePark Group, LLC and
                                                                                       Richards &Tierney, Inc. (since 2007);
                                                                                       formerly, Vice President and Assistant
                                                                                       Secretary of Nuveen Advisory Corp. and
                                                                                       Nuveen Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                   Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                          Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  184         Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                   Assistant Secretary, Nuveen Asset
                                                                                       Management, Rittenhouse Asset Management,
                                                                                       Inc., Nuveen Investment Advisers Inc.,
                                                                                       Nuveen Investment Institutional Services
                                                                                       Group LLC, NWQ Investment Management
                                                                                       Company, LLC, Tradewinds Global Investors
                                                                                       LLC, NWQHoldings, LLC, Symphony Asset
                                                                                       Management LLC, Santa Barbara Asset
                                                                                       Management LLC, Nuveen HydePark Group, LLC
                                                                                       and Richards &Tierney, Inc. (since 2007);
                                                                                       Managing Director (since 2008), formerly,
                                                                                       Vice President (2007-2008) and Assistant
                                                                                       General Counsel, Nuveen Investments, Inc.
                                                                                       prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                       LLP (1997-2007).

[] JOHN V. MILLER                                                                      Managing Director (since 2007), formerly,
   4/10/67                                                                             Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  184         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

[] JAMES F. RUANE                                                                      Vice President, Nuveen Investments since
   7/3/62                      Vice President                                          2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  184         Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                               senior tax manager (since 2002); Certified
                                                                                       Public Accountant.

[] MARK L. WINGET                                                                      Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                          (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  184         Secretary, Nuveen Asset Management,
   Chicago, IL 60606           Secretary                                               Rittenhouse Asset Management, Inc., Nuveen
                                                                                       Investment Advisers Inc., Nuveen Investment
                                                                                       Institutional Services Group LLC, NWQ
                                                                                       Investment Management Company, LLC,
                                                                                       Tradewinds Global Investors, LLC, NWQ
                                                                                       Holdings, LLC, Symphony Asset Management
                                                                                       LLC, Santa Barbara Asset Management, LLC,
                                                                                       Nuveen HydePark Group, LLC and Richards &
                                                                                       Tierney, Inc. (since 2008); Vice President
                                                                                       and Assistant General Counsel, Nuveen
                                                                                       Investments Inc. (since 2008); prior
                                                                                       thereto, Counsel, Vedder Price P.C.
                                                                                       (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
 EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

Glossary of
TERMS USED in this REPORT

[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No common shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:               WWW.NUVEEN.COM/ETF

                                                SHARE PRICES
                                                FUND DETAILS
                                                DAILY FINANCIAL NEWS
                                                INVESTOR EDUCATION
                                                INTERACTIVE PLANNING TOOLS


                                                                     EAN-B-0308D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Select Tax-Free Income Portfolio 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                        AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                          TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2008                               $ 14,860                 $ 0                   $ 500                 $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                  0%                      0%                  0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2007                               $ 13,103                 $ 0                   $   0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                  0%                      0%                  0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                       AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND      ADVISER AND           BILLED TO ADVISER
                                         AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                        SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------
March 31, 2008                                  $ 0                    $ 0                     $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------
March 31, 2007                                  $ 0                    $ 0                     $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)           ENGAGEMENTS)           TOTAL
----------------------------------------------------------------------------------------------------------------------------
March 31, 2008                                $ 500                    $ 0                        $ 0                  $ 500
March 31, 2007                                $   0                    $ 0                        $ 0                  $   0

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND
Thomas Spalding        Nuveen Select Tax-Free Income Portfolio 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT           NUMBER OF
PORTFOLIO MANAGER             MANAGED                ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company       11         $9.213 billion
                   Other Pooled Investment Vehicles    0          $0
                   Other Accounts                      5          $17.8 million

* Assets are as of March 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 51,827 securities with an aggregate current market value of $1,027 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
---------------------------------------------------------------------------------------------------------------
Thomas Spalding            Nuveen Select Tax-Free Income Portfolio 2      $0                $500,001-$1,000,000
---------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: June 6, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 6, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 6, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.